UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

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     14a-6(e)(2)).
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|_|  Soliciting Material Pursuant to ss. 240.14a-12.


                      TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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

Dear Shareholder:

A special meeting of shareholders of the TIAA-CREF Institutional Mutual Funds will be held on August 18, 2005, to vote on important proposals affecting the Funds. As a shareholder, you are entitled to vote on these proposals. Details and instructions for voting are enclosed. We urge you to read this information carefully and to vote your shares so that your voice is heard.

Among the important proposals you are being asked to approve is a new investment management agreement with Teachers Advisors, Inc., the current investment advisor to the Funds, which would result in an increase in advisory fees on the actively managed funds. As a shareholder of the Retail Class of the Funds, you are also being asked to approve the adoption of a distribution plan for this class of shares.

We, the Funds' Board of Trustees, unanimously recommend that you vote "FOR" the proposals, and we want you to understand the context and rationale for each item.

Since the Funds were established, the advisor has been committed to providing high-quality investment management services while remaining a low-cost provider. With the benefit of hindsight, however, it has become clear that the extremely low fees currently charged by the advisor are insufficient to cover the costs of operating the Funds while continuing to provide high-quality services to shareholders. The advisor has consistently incurred losses and cannot continue as an effective investment manager for the Funds under the current fee structure.

Given these challenges, the advisor presented us with a comprehensive, long-term plan to enable the advisor to continue managing mutual funds for shareholders. This plan would accomplish the following:

     o Maintain overall fees that keep the Funds among the lower-priced offerings in the industry while implementing a fee increase for actively managed funds that fairly reflects operating expenses;
     o Adopt a distribution plan for the Retail Class of the Funds that fairly reflects the expenses of offering funds to retail investors while positioning the Funds for future growth to benefit shareholders; and
     o Consolidate TIAA-CREF Institutional Mutual Funds and TIAA-CREF Mutual Funds into a single, more efficient fund family offering expanded investment choices to shareholders.

Fee increases are never contemplated or proposed lightly. We, the Funds' Board of Trustees, take very seriously our obligation to protect the interests of shareholders by ensuring that all fees are appropriate, fair and conducive to the efficient and effective operation of the Funds, while enabling the advisor to attain reasonable profit margins. We believe the proposals you are now being asked to approve meet these criteria, and will enable the Funds' advisor to continue to offer high-quality investment management and outstanding service to you and other shareholders.

If the new agreement is not approved, however, we may be forced to explore other options, including closing certain of the Funds to new investments or liquidating some or all of the Funds. We do not believe that this would serve shareholder interests.

                                                                           DRAFT

Finally, we want you to know that the Board will continue to work closely with the advisor to ensure that fees reflect TIAA-CREF's historical commitment to high-value investment products and services. Your approval of these proposals is an essential first step in our effort to restructure TIAA-CREF's mutual fund offerings so that they remain fairly and competitively priced for shareholders and continue to serve shareholder needs.

The following pages provide additional important information about the specific proposals you are being asked to consider. Please give this material your full attention so that you can cast an informed vote. Thank you.


The Board of Trustees
TIAA-CREF Institutional Mutual Funds

                                                                           DRAFT

TIAA-CREF Institutional Mutual Funds
Special Shareholder Meeting o August 18, 2005
--------------------------------------------------------------------------------

Important voting information for shareholders

The TIAA-CREF Institutional Mutual Funds will hold a special shareholder meeting on August 18, 2005, to consider and vote on important proposals affecting the Funds. As a shareholder, you are entitled to vote on these proposals, and your Board of Trustees urges you to do so.

                             YOUR VOTE IS IMPORTANT

The following Q&A provides a summary of the proposals and describes the convenient options available for voting your shares. (For a complete discussion of the proposals, please see the enclosed proxy statement.)

To help reach the level of shareholder participation required, and to ensure that your Funds do not incur additional expenses associated with follow-up communications, we ask that you vote today, even if you plan to attend the special meeting on August 18. Simply follow the instructions on the enclosed proxy card(s) and choose the voting method that works best for you -- Internet, telephone or mail. Your prompt action will ensure your voice is heard, so vote your shares now!


--------------------------------------------------------------------------------

1. What proposals am I being asked to consider?

The Funds are asking you to consider and approve the following items:

     1.  Election of Trustees;
     2. Ratification of PriceWaterhouseCoopers LLP as the Funds' independent auditors for the fiscal year ended September 30, 2005;
     3.  Adoption of a new investment management agreement for each Fund; and
     4.  Adoption of a distribution (12b-1) plan for each fund in the Retail
         Class.

2. Has the Board of Trustees approved these proposed changes?

Yes. At a meeting held on May 17, 2005, the Board of Trustees of the TIAA-CREF Institutional Mutual Funds unanimously approved all of the proposals listed above and described in full in the enclosed proxy statement.

3. How does the Board of Trustees suggest that I vote?

The Board unanimously recommends that all eligible shareholders vote "FOR" each proposal.

                                                                           DRAFT

4. I have other accounts with TIAA-CREF. Will they be affected?

No. The specific proposals affect only the TIAA-CREF Institutional Mutual Funds. They do not affect any of the following TIAA-CREF products:

     o   College Retirement Equities Fund (CREF) investment accounts;
     o   TIAA Real Estate Account;
     o   TIAA Traditional Annuity;
     o   After-tax annuities; or
     o   Variable life insurance products.

While not the subject of this proxy vote, the TIAA-CREF Mutual Funds -- a separate fund family designed primarily for retail investors -- are expected to be consolidated with the TIAA-CREF Institutional Mutual Funds in the near future. If and when this proposed consolidation is approved, the TIAA-CREF Mutual Funds would be merged into a corresponding TIAA-CREF Institutional Mutual Fund and would become subject to the fee and expense structure of that Fund.

5. Why is the investment management agreement being changed?

Since the Funds were established, Teachers Advisors, Inc., the investment advisor to the Funds, has been committed to providing high-quality investment management services at a low cost to shareholders. However, it has become clear that the advisor set its fees too low to continue to cover the cost of operating the Funds. As a result, the advisor has always operated the Funds at a loss. Despite these annual losses, the advisor has not requested a fee increase since the Funds' inception in 1999. It has become clear that this situation cannot be sustained, particularly in light of continued escalating costs related to increased compliance, regulatory, and reporting requirements, as well as intensified competition for investment management talent.

The new investment management agreement with the advisor is designed to provide a reasonable and sustainable fee and expense structure for the Funds that reflects the true costs associated with operating the Funds, while maintaining overall expenses at levels that are competitive with those of other low-cost providers in the mutual fund industry.

6. How will the new investment management agreement affect the Funds?

o For the actively managed Funds -- including Growth Equity; Growth & Income; International Equity; Large-Cap Value; Mid-Cap Growth; Mid-Cap Value; Small-Cap Equity; Real Estate Securities; Social Choice Equity; Bond; Inflation-Linked Bond; and Money Market Funds -- the new investment management agreement will raise advisory fees. At the Board's request, the advisor has agreed to waive the proposed fee increase on the Growth Equity Fund and Growth & Income Fund until at least April 2007.
o There would be no increase in advisory fees for the index Funds: Large-Cap Growth Index; Large-Cap Value Index; Equity Index; S&P500 Index; Mid-Cap Growth Index; Mid-Cap Value Index; Mid-Cap Blend Index; Small-Cap Growth Index; Small-Cap Value Index; Small-Cap Blend Index; and International Equity Index Funds.
o There would be no increase in advisory fees for the Lifecycle Funds. However, the indirect expenses (such as the expenses for the Funds in which the Lifecycle Funds invest) would increase, resulting in a higher total expense ratio for Lifecycle Funds shareholders.

                                                                           DRAFT

o At the Board's request, the new investment management agreement would include a breakpoint pricing schedule for most of the actively managed Funds, which would modestly reduce the advisory fees on those Funds as total asset levels increase.

7. How will TIAA-CREF's proposed fund fees compare to those of other companies?

Even after adopting the higher fees, the Funds would remain among the lower-priced offerings in the industry. (Please see page XX of the proxy statement for a comparison of each Fund's total expenses to those of similar funds in its industry peer group.)

8. Even so, some of the proposed fee increases are substantial. Is TIAA-CREF still committed to being a low-cost, high-value provider?

The TIAA-CREF organization remains committed to the values and practices that have set it apart for 85 years -- including value, integrity, sound investment management and a high level of service. For this reason, the proposal to raise advisory fees on the actively managed Institutional Mutual Funds was made only after our thorough and deliberate consideration of shareholders' interests. Although we determined that the current level of fees being charged was too low for the advisor to sustain, we also determined that the proposed increase in fees would not unduly benefit the advisor at the expense of Fund shareholders. As part of its ongoing oversight of the Funds, the Board of Trustees will annually monitor the level of fees and the advisor's profits generated by the new agreement to ensure that they are reasonable.

9. As a shareholder, how will I benefit from the new investment management agreement? The Board of Trustees has determined that the new investment management agreement is fair and reasonable to the Funds and to shareholders because it would:

o Enable the Funds' investment advisor to continue to offer you and other shareholders the high-quality service you have come to expect from TIAA-CREF, and to expand these shareholder services;
o Allow the Funds to continue to retain and attract talented investment professionals, and add new investment management personnel, which would benefit the Funds' overall investment management program;
o Help ensure that the TIAA-CREF organization can continue to offer the Funds while remaining competitive with other low-cost providers in our industry.

10. What will happen if shareholders do not approve the new investment management agreement?

The advisor has indicated that it will not be able to continue in its advisory role to the Funds unless the new investment management agreement is approved, since the fees under the current agreement are not adequate to cover the costs of operating the Funds. If the new agreement is not approved, we would be forced to consider other courses of action, including closing certain of the Funds to new investments or liquidating some or all of the Funds.

11. What does the proposed distribution plan do?

The Board of Trustees is proposing the adoption of a distribution plan (commonly called a "12b-1" plan) that would apply to Retail Class shares of the TIAA-CREF Institutional Mutual Funds. Under the proposed plan, Retail Class shares of each Fund may reimburse the Funds' distributor for certain service and distribution expenses, up to a maximum of 0.25% of the average daily net asset value of shares of the Fund, on an annualized basis.

                                                                           DRAFT

The Funds' distributor has agreed not to seek any reimbursement under the proposed 12b-1 plan until 2007 if the plan is approved. This means that Retail Class shares of the Funds would not pay any 12b-1 fees until 2007. Additionally, management has agreed to cap total expenses of Retail Class shares of the Funds until 2007.

12. As a shareholder, how will I benefit from the proposed distribution plan?

The enhanced distribution of these shares under the proposed distribution plan is expected to lead to steadier inflows of cash into the Funds, which, in turn, would make it easier to manage the Funds and help reduce the number of occasions on which portfolio securities would need to be sold to meet redemptions.

In addition, the plan is expected to attract new shareholders and fund assets, allowing the Retail class to grow. Growth in asset levels would ultimately benefit shareholders because it would give the Funds the ability to achieve greater economies of scale and potentially lower overall expense ratios by spreading expenses over a larger asset base. Without the new inflows that the distribution plan is expected to generate, the Funds' assets would likely shrink, resulting in higher expenses for shareholders.

13. What will happen if shareholders do not approve the distribution plan for the Retail Class?

If the distribution plan is not approved, it is unlikely that the Retail Class of the Funds would be able to increase assets to a level sufficient to generate economies of scale. The advisor has indicated that without the plan, it will not be able to bear the cost of distribution and may no longer be able to promote or distribute shares of the Retail Class.

14. Why has the Board of Trustees recommended that I vote "FOR" the new investment management agreement and the distribution plan for the Retail Class?

TIAA-CREF is committed to operating a low-cost, high-value mutual fund business for all shareholders. Approval of the new investment management agreement and the distribution plan is an essential first step in the Board of Trustees' effort to restructure and enhance all of TIAA-CREF's mutual fund offerings so that the funds remain fairly and competitively priced for shareholders and continue to serve shareholder needs.

If the new agreement is not approved, we may be forced to explore other options, including closing certain of the Funds to new investments or liquidating some or all of the Funds. We do not believe that this would serve shareholder interests.

15. What additional actions are being considered to restructure TIAA-CREF's mutual funds?

Assuming the new investment management agreement and distribution plan are approved, a planned second step, while not part of this proxy vote, would be the consolidation of TIAA-CREF's other mutual fund family into the TIAA-CREF Institutional Mutual Funds in the near future. If and when this proposed consolidation is approved, it would result in a single, streamlined fund family with greater efficiency, consistent pricing and improved economies of scale -- all of which would permit the Funds to better serve your investment needs.

Another step that will be implemented, but is not within the scope of this proxy vote, is the adoption of a nominal fee on Retail Class account balances of under $2,500. This fee will be an

                                                                           DRAFT

important step toward reducing administrative costs associated with maintaining these smaller accounts, which would further increase the efficiency of the Funds' operations.

16. When will the proposed changes take effect?

If approved by shareholders, changes to the investment management agreement and the adoption of the distribution plan would likely be implemented in the fourth quarter of 2005.

17. What level of shareholder support is needed to approve the proposals?

o Election of each Trustee requires a plurality of the votes cast at the shareholder meeting, either in person or by proxy.
o Ratification of the Funds' auditor requires a majority of the votes cast at the shareholder meeting, either in person or by proxy.
o Approval of both the new investment management agreement and the 12b-1 distribution plan requires the lesser of (1) more than 50 percent of the total outstanding shares of the respective funds or (2) at least 67 percent of the shares present at the respective shareholders' meetings, either in person or by proxy, if more than 50 percent of the outstanding shares are represented.

18. Who is entitled to vote on these changes?

All TIAA-CREF Institutional Mutual Fund shareholders of record as of May 31, 2005, are eligible to vote on these proposals and are urged to do so.

19. When and where is the special shareholders' meeting?

The special meeting of the shareholders of the TIAA-CREF Institutional Mutual Funds has been scheduled for August 18, 2005, at 9:00 a.m., at 730 Third Avenue, 17th Floor, New York, New York.

20. What method of voting may I use?

Simply select the voting format that you find most convenient:

o    Telephone (automated service):
     Call the toll-free number shown on your proxy card(s) and follow the recorded instructions
o Telephone (to speak to a representative of D.F. King & Co., our proxy solicitor):
     800 755-7250 (toll free)
o    Internet:
     Access the Web site shown on your proxy card(s) and follow the online instructions
o    Mail:
     Complete and return the enclosed proxy card(s)
o    In person:
     Attend the special shareholder meeting on August 18

Whichever method you choose, please be sure to cast your vote as soon as possible. Even if you plan to attend the special shareholder meeting, you can vote in advance using one of the other methods.

21. Who should I call if I have additional questions?

                                                                           DRAFT

o If you have questions related to the proxy material or need assistance in voting your shares, please contact D.F. King & Co., our proxy solicitor, toll free at 800 755-7250.
o If you have questions that are not related to the proxy vote, please call a TIAA-CREF mutual fund representative at XXX XXX-XXXX.

                                                                           DRAFT

                      TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
                                730 Third Avenue
                          New York, New York 10017-3206

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 18, 2005

The TIAA-CREF Institutional Mutual Funds (the "Institutional Funds") will hold a special meeting of the shareholders of its investment portfolios (the "Funds") on August 18, 2005, at 9:00 a.m. at 730 Third Avenue, New York, New York (17th floor). The agenda for the meeting is:

     1. To elect Trustees of the Institutional Funds to serve until each of their successors is elected and qualified.

     2. To ratify the selection by the Board of Trustees of PricewaterhouseCoopers LLP to serve as the Institutional Funds' independent auditors for the fiscal year ending September 30, 2005.

     3. To approve a new investment management agreement between the Institutional Funds and Teachers Advisors, Inc.

     4. To approve the adoption of a Distribution Plan with respect to the Retail Class shares of the Institutional Funds.

     5. To address any other business that may properly come before the meeting or any adjournments thereof.

The Board of Trustees of the Institutional Funds has set May 31, 2005 as the record date for determining the number of votes entitled to be cast at the meeting or any adjournments thereof. You may vote at the meeting (or any adjournments of the meeting) only if you were a shareholder of one or more of the Funds as of May 31, 2005.

                                              By Order of the Board of Trustees,

                                              /s/ E. Laverne Jones
                                              --------------------
                                              E. Laverne Jones
                                              Secretary

Please vote as soon as possible before the meeting, even if you plan to attend the meeting. You can vote quickly and easily over the Internet, by telephone, or by mail. Just follow the simple instructions that appear on your enclosed proxy card(s). A separate proxy card is provided for each Fund in which you own shares. Since we cannot hold the meeting unless a quorum is reached, please help the Funds avoid the expense of a follow-up mailing by voting today!

                                                                           DRAFT

If you plan to attend the meeting, please call [1 800-842-2733 ext. 6654] to obtain an admission pass.

________________, 2005

                                                                           DRAFT

                      TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
                                730 Third Avenue
                          New York, New York 10017-3206

                                 PROXY STATEMENT

                         Special Meeting of Shareholders
                          to be held on August 18, 2005

The Board of Trustees (the "Board") of the TIAA-CREF Institutional Mutual Funds (the "Institutional Funds") has called a special meeting of the shareholders of each of its investment portfolios (each, a "Fund" and collectively, the "Funds") to be held on August 18, 2005, at 9:00a.m. at 730 Third Avenue, New York, New York (17th floor). At the special meeting, shareholders will vote on whether to:

     1. Elect Trustees of the Institutional Funds to serve until each of their successors is elected and qualified;

     2. Ratify the selection by the Board of Trustees of PricewaterhouseCoopers LLP to serve as the Funds' independent auditors for the fiscal year ending September 30, 2005;

     3. Approve a new investment management agreement between the Funds and Teachers Advisors, Inc. (the "Advisor");

     4. Approve the adoption of a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") with respect to the Retail Class shares of the Funds; and

     5. Address any other business that may properly come before the meeting or any adjournments thereof.

At this time, the Board does not know of any other matters being presented at the meetings or any adjournments thereof.

The accompanying proxy forms will be used to vote at the meeting (or any adjournments thereof) of the Funds being held on August 18, 2005, at 730 Third Avenue, New York, New York at 9:00 a.m. This proxy statement will first be mailed to shareholders on or about June [__], 2005.

                                                                           DRAFT

The Institutional Funds consist of the:

     o "Actively Managed Funds," which include the Growth Equity Fund, Growth & Income Fund, International Equity Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Real Estate Securities Fund, Social Choice Equity Fund, Bond Fund, Inflation-Linked Bond Fund and Money Market Fund.

     o "Index Funds," which include the Large-Cap Growth Index Fund, Large-Cap Value Index Fund, Equity Index Fund, S&P 500 Index Fund, Mid-Cap Growth Index Fund, Mid-Cap Value Index Fund, Mid-Cap Blend Index Fund, Small-Cap Growth Index Fund, Small-Cap Value Index Fund, Small-Cap Blend Index Fund and International Equity Index Fund.

     o "Lifecycle Funds," which include the Lifecycle Fund - 2010 Fund, Lifecycle Fund - 2015 Fund, Lifecycle Fund - 2020 Fund, Lifecycle Fund
         - 2025 Fund, Lifecycle Fund - 2030 Fund, Lifecycle Fund - 2035 Fund and Lifecycle Fund - 2040 Fund.

The following table shows which items the shareholders of each Fund will be asked to consider:

-------------------------------------------------------------------------------------------------------------
  Item                                                      Funds
-------------------------------------------------------------------------------------------------------------
    1             Shareholders of all Funds voting together
-------------------------------------------------------------------------------------------------------------
    2             Shareholders of all Funds voting together
-------------------------------------------------------------------------------------------------------------
    3             Shareholders of each Fund voting separately for their Fund
-------------------------------------------------------------------------------------------------------------
    4             Shareholders of Retail Class shares of the Large-Cap Value Fund, Mid-Cap Growth Fund,
                  Mid-Cap Value Fund, Small-Cap Equity Fund, Real Estate Securities Fund and
                  Inflation-Linked Bond Fund, each Retail Class shareholder voting separately for their Fund
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                               VOTING INFORMATION

How Do I Vote?

You may vote by telephone (by automated service or by speaking with a representative), by the Internet, by mail or by attending the meeting and voting in person. Please follow the voting instructions on the enclosed proxy forms. You must complete a separate proxy form for each Fund in which you own shares. As explained on the proxy forms, for the election of Trustees, you can vote for all of the nominees, withhold your vote for all nominees, or withhold your vote for certain nominees while voting for the rest. For the ratification of the independent auditors, you can vote for the ratification, against it, or abstain. For the approval of the new investment management agreement, you can vote for the new agreement, against it, or abstain. For the approval of the adoption of the Distribution Plan, Retail Class shareholders can vote for the Distribution Plan, against it, or abstain.

                                                                           DRAFT

Can I Cancel or Change My Vote?

You may cancel or change your vote by simply voting again by: (1) executing and returning later-dated proxy forms, (2) voting over the telephone; (3) voting through the Internet, or (4) voting in person at the meeting. If you return the proxy form or vote by telephone or through the Internet, your vote must be received by 12:00 noon ET on August 18, 2005. If you vote in person at the meeting, you may vote any time up until the voting results are announced.

How Does a Proxy Work?

When you vote by proxy, you are appointing the persons named on the proxy form as your agents to vote on your behalf at a meeting or any adjournments thereof. Unless you instruct them otherwise, they will vote FOR the election of each of the nominees for Trustee of the Funds, FOR the ratification of the selection of PricewaterhouseCoopers LLP to serve as independent auditors, FOR the approval of the new investment management agreement as it applies to your Fund(s), and FOR the approval of the adoption of the Distribution Plan with respect to the Retail Class shares of your Fund(s). Although we are unaware of any other matters to be presented at the meeting, if other matters are brought before the meeting or any adjournments thereof, the proxies will vote your shares using their own best judgment. All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and are not revoked, will be voted at the meeting.

Who May Vote; How Many Votes Do I Get?

Shareholders of each of the Funds as of May 31, 2005 (the "Record Date") will be eligible to vote at the meeting (or any adjournments thereof). Each outstanding full share of a Fund is entitled to one vote and each outstanding fractional share is entitled to a proportionate fractional share of one vote. Therefore, the number of votes you will have at the meeting will depend upon how many shares you own in the respective Fund on the Record Date. All shareholders of record on the Record Date are entitled to vote. As of the Record Date, there were 805,373,322.52 aggregate shares outstanding in the Institutional Mutual Funds.

Below is the number of shares of each Class of each Fund as of the Record Date:

-------------------------------------------------------------------------------------------------------------------
                                        Actively Managed Funds and Index Fund
-------------------------------------------------------------------------------------------------------------------
             Fund                      Retail Class             Institutional Class          Retirement Class
-------------------------------------------------------------------------------------------------------------------
Growth Equity Fund                          --                    16,328,1281.49                   --
-------------------------------------------------------------------------------------------------------------------
Growth & Income Fund                        --                     18,122,798.27                 5,837,583.54
-------------------------------------------------------------------------------------------------------------------
International Equity Fund                   --                     54,105,522.16                16,342,901.94
-------------------------------------------------------------------------------------------------------------------
Large-Cap Value Fund                  12,547,012.12                14,544,078.16                10,106,655.68
-------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth Fund                    3,496,980.91                 1,238,473.96                 6,556,086.10
-------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Fund                     4,666,898.69                 1,501,735.32                12,245,778.72
-------------------------------------------------------------------------------------------------------------------
Small-Cap Equity Fund                  4,502,858.92                 7,258,791.26                10,256,090.72
-------------------------------------------------------------------------------------------------------------------
Large-Cap Growth Index Fund                 --                     37,622,091.86                 1,873,911.80
-------------------------------------------------------------------------------------------------------------------
Large-Cap Value Index Fund                  --                     27,766,517.71                    37,623.76
-------------------------------------------------------------------------------------------------------------------
Equity Index Fund                           --                     61,262,876.86                      --
-------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                          --                     33,775,146.33                 6,341,305.23
-------------------------------------------------------------------------------------------------------------------

                                                                           DRAFT

-------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth Index Fund                   --                      2,017,822.41                   30,009.29
-------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Index Fund                    --                      2,787,573.50                   16,992.65
-------------------------------------------------------------------------------------------------------------------
Mid-Cap Blend Index Fund                    --                      3,678,421.67                  303,438.36
-------------------------------------------------------------------------------------------------------------------
Small-Cap Growth Index Fund                 --                      5,261,566.08                   90,084.21
-------------------------------------------------------------------------------------------------------------------
Small-Cap Value Index Fund                  --                      5,001,943.55                   80,032.28
-------------------------------------------------------------------------------------------------------------------
Small-Cap Blend Index Fund                  --                      9,589,714.63                   27,011.24
-------------------------------------------------------------------------------------------------------------------
International Equity Index Fund             --                     10,284,949.96                   37,998.60
-------------------------------------------------------------------------------------------------------------------
Real Estate Securities Fund           10,332,969.24                15,817,406.47                8,787,899.09
-------------------------------------------------------------------------------------------------------------------
Social Choice Equity Fund                   --                      9,600,840.56                4,447,029.03
-------------------------------------------------------------------------------------------------------------------
Bond Fund                                   --                    130,949,369.43                     --
-------------------------------------------------------------------------------------------------------------------
Inflation-Linked Bond Fund             6,326,951.48                27,172,970.32                     --
-------------------------------------------------------------------------------------------------------------------
Money Market Fund                           --                    183,390,244.53                     --
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                   Lifecycle Funds
-------------------------------------------------------------------------------------------------------------------
Lifecycle Fund - 2010 Fund                                           257,722.99
-------------------------------------------------------------------------------------------------------------------
Lifecycle Fund - 2015 Fund                                           421,057.29
-------------------------------------------------------------------------------------------------------------------
Lifecycle Fund - 2020 Fund                                           194,924.43
-------------------------------------------------------------------------------------------------------------------
Lifecycle Fund - 2025 Fund                                           302,990.10
-------------------------------------------------------------------------------------------------------------------
Lifecycle Fund - 2030 Fund                                           198,883.26
-------------------------------------------------------------------------------------------------------------------
Lifecycle Fund - 2035 Fund                                           198,587.53
-------------------------------------------------------------------------------------------------------------------
Lifecycle Fund - 2040 Fund                                           153,826.69
-------------------------------------------------------------------------------------------------------------------

How Many Votes Must Be Present for a Quorum or to Pass a Vote?

In order to hold the meeting and vote on the items on the agenda, we will need to have a quorum of shareholders present (in person or by proxy) at the meeting. A quorum means 10% of the votes that are entitled to be cast. In determining whether a quorum has been reached, abstentions and broker non-votes are counted as being present at the meeting.

If a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes to approve one or more of the proposed items is not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose and vote for one or more adjournments of the meeting in order to permit the solicitation of additional votes. Any of the proposals in this proxy statement may be voted on prior to any adjournment if sufficient votes have been received for a proposal and such vote is otherwise appropriate.

Votes to elect the Trustees and to ratify the selection of independent auditors under Proposals 1 and 2 will be counted for the Funds collectively as a group and not on a Fund-by-Fund basis. Each Trustee will be elected if he or she receives more "for" votes than the number of votes that are withheld and the selection of the independent auditors will be ratified if this proposal receives more votes "for" than "against." Abstentions and broker non-votes are not counted as a vote for or against one or more nominees for Trustee or for or against ratification of the independent auditors.

In contrast to the election of Trustees and ratification of the independent auditors, the investment management agreement under Proposal 3 must be approved by shareholders of each individual Fund, and will require the affirmative vote of either (1) more than 50% of the eligible votes of the Fund, or (2) 67% or more of the votes present (in person or by proxy) at the meeting, if more than 50% of the eligible votes are present at the meeting in person or by proxy. Abstentions and broker non-votes will not count towards the number of votes in favor of the investment management agreement.

                                                                           DRAFT

Similarly, the adoption of the Distribution Plan for the Retail Class Funds under Proposal 4, must be approved by shareholders of each individual Fund affected. Only Retail Class shareholders of each Fund will be able to vote to adopt the Distribution Agreement with respect to such Fund. For each Retail Class Fund, the approval of the adoption of the Distribution Plan will require the affirmative vote of either (1) more than 50% of the eligible votes of the Retail Class shares of the Fund, or (2) 67% or more of the votes present (in person or by proxy) at the meeting, if more than 50% of the eligible votes are present at the meeting in person or by proxy. Abstentions and broker non-votes will not count towards the number of votes in favor of the Distribution Plan.

                        PROPOSAL 1 - ELECTION OF TRUSTEES

THE BOARD, WHICH IS COMPOSED ENTIRELY OF TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE INSTITUTIONAL FUNDS OR OF THE ADVISOR, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUNDS VOTE FOR THE ELECTION OF ALL OF THE NOMINATED TRUSTEES.

We are holding elections of the Trustees in order to give you an opportunity to evaluate the people who oversee the Funds. We are also electing Trustees at this time in order to ensure that a sufficient number of Trustees have been elected by shareholders. (Generally, shareholders must have elected at least two-thirds of the Trustees.) At the meeting, you will be asked to elect the following nominees as members the Board to serve until their successors are elected and qualified: Nancy L. Jacob, Willard T. Carleton, Eugene Flood, Jr., Howell E. Jackson, Bevis Longstreth, Bridget A. Macaskill, Maceo K. Sloan and Ahmed H. Zewail. The terms of the elected Trustees will be indefinite and the Board may appoint one or more new Trustees to fill vacancies on the Board that occur after this election, subject to certain limitations under the Investment Company Act of 1940, as amended (the "1940 Act").

INFORMATION CONCERNING THE NOMINEES

Below is information about the nominees. All of the nominees except for Eugene Flood, Jr. and Howell E. Jackson currently serve as Trustees of the Institutional Funds and of the College Retirement Equities Fund ("CREF"), TIAA-CREF Mutual Funds, TIAA Separate Account VA-1, and TIAA-CREF Life Funds (collectively, the "TIAA-CREF Fund Complex").

(PICTURE)

Nancy L. Jacob, 62, has been President and Managing Principal of Windermere Investment Associates since 1997. She is also a member of the board of directors and the chairman of the investment committee of the Okabena Company. She was previously Chairman and Chief Executive Officer of CTC Consulting, Inc. (1994 -1997) and Executive Vice President, U.S. Trust of the Pacific Northwest (1993 -
1996). Dr. Jacob received a B.A. from the University of Washington and a Ph.D. from the University of California, Irvine. Dr. Jacob has served as a Trustee since 1979, and as chairman of the Board of Trustees since 2005.

                                                                           DRAFT

(PICTURE)

Willard T. Carleton, 71, has been Professor of Finance Emeritus at the College of Business and Public Administration of the University of Arizona since 2001. From 1999 to 2001, he was the Donald R. Diamond Professor of Finance, and from 1984 to 1999 he was the Karl L. Eller Professor of Finance, at the University of Arizona. Dr. Carleton earned an A.B. and M.B.A. at Dartmouth College and an M.A. and Ph.D. from the University of Wisconsin. Dr. Carleton served as a trustee of Teachers Insurance and Annuity Association of America ("TIAA") from 1984-2003, and has served as a Trustee since 2003.

(PICTURE)

Eugene Flood, Jr., 49, has been President and Chief Executive Officer (since
2000) and a director (since 1994) of Smith Breeden Associates, Inc. Prior to joining Smith Breeden as President and CEO in 2000, he was a Portfolio Manager at Morgan Stanley Asset Management. Dr. Flood serves on the Visiting Committee for the Economics Department and the Dean's Advisory Committee of the Massachusetts Institute of Technology's Sloan School of Management, the Board of Visitors of the Fuqua School of Business of Duke University, Board of Visitors of the University of North Carolina at Chapel Hill and the Board of Directors of the Society of Quantitative Analysts. Dr. Flood has a Bachelor of Arts in Economics from Harvard University, and a Ph.D. in Economics from the Massachusetts Institute of Technology. Dr. Flood, whose nomination was recommended by a current Trustee, is a first-time nominee to the Board.

(PICTURE)

Howell E. Jackson, 51, has been on the faculty of the Harvard Law School since 1989, and has been James S. Reid, Jr. Professor of Law since 2004 and Vice Dean for Administration and Budget since 2003. Dr. Jackson has a B.A. degree from Brown University and a joint J.D./M.B.A. degree from Harvard University. Dr. Jackson, whose nomination was recommended by a current trustee, is a first-time nominee to the Board.

(PICTURE)

Bevis Longstreth, 71, is a retired partner of the law firm of Debevoise & Plimpton. Until 1997, he was a partner of the same firm, and from 1998 to 2001 he was Of Counsel to that firm. Mr. Longstreth served as a commissioner of the U.S. Securities and Exchange Commission from 1981 to 1984, and as an adjunct professor at Columbia University School of Law from 1994 to 1999. Mr. Longstreth is a member of the board of directors of AMVESCAP, PLC, and of Grantham, Mayo & Von Otterloo & Co., LLC (GMO). He is a member of the Standing Advisory Group of the Public Company Accounting Oversight Board (PCAOB) and a member of the finance committee of the Rockefeller Family Fund. He serves as a trustee of the New School University, and the Textile Museum, and is a member of the Advisory Board of the Center for Public Integrity. Mr. Longstreth received a B.S.E. from Princeton University and a J.D. from Harvard University. Mr. Longstreth has served as a Trustee since 1996.

                                                                           DRAFT

(PICTURE)

Bridget A. Macaskill, 56, was formerly the Chairman and Chief Executive Officer of Oppenheimer Funds, Inc. She joined Oppenheimer Funds, Inc. in 1983 and served in various capacities at that firm, being appointed Chief Operating Officer in 1989, President in 1991, Chief Executive Officer in 1995 and Chairman in 2000. Ms. Macaskill serves on the boards of directors of J Sainsbury plc, and Prudential plc, and on the boards of a number of not-for-profit organizations. She also serves as Independent Consultant to Merrill Lynch, appointed under the terms of the Global Research Settlement, since 2003. She received a B.S with honors from the University of Edinburgh. Ms. Macaskill has served as a Trustee since 2003.

(PICTURE)

Maceo K. Sloan, 55, has been the Chairman, President and CEO of Sloan Financial Group, Inc. since 1991, Chairman, CEO and CIO of NCM Capital Management Group, Inc., since 1991, and Chairman and CEO, NCM Capital Advisers Inc., since 2003. Mr. Sloan is a director of SCANA Corporation and M&F Bancorp, Inc. Mr. Sloan received a B.A. from Morehouse College, an M.B.A. from Georgia State University, and a J.D. from North Carolina Central University School of Law. Mr. Sloan has served as a Trustee since 1991.

(PICTURE)

Ahmed H. Zewail, 59, has been the Linus Pauling Professor of Chemistry and Professor of Physics since 1996 and the Director of the NSF Laboratory for Molecular Sciences at the California Institute of Technology (Caltech), Pasadena since 1995. He serves on the boards of various national and international foundations and universities, and holds the Honorary Chair at the United Nations University. Dr. Zewail was awarded the 1999 Nobel Prize for his groundbreaking work in the development of femtoscience. He received a B.S. and M.S. from Alexandria University, a Ph.D. from the University of Pennsylvania, and numerous honorary degrees. Dr. Zewail has served as a Trustee since 2004.

Each of the nominees has consented to serve if elected. If any nominee is unavailable to serve when the meeting is held, the persons designated as proxies may cast your votes for a substitute chosen by the current Board of Trustees.

Current Trustees and Executive Officers

The following tables include certain information about the current Trustees and officers of the Institutional Funds, including positions currently held with the Institutional Funds, the length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the TIAA-CREF Fund Complex overseen by each Trustee and certain other directorships held by each of them. The table also includes information on the nominees for election as Trustees that have never served on the Board before. The first table includes information about the Trustees and nominees and the second table includes information about the Institutional Funds' officers.

                                                                           DRAFT

Trustees

                                                                                                     Number of
                                                                                                     Portfolios
                                                                                                     in Fund
                          Position(s) Term of Office                                                 Complex     Other
                          Held with   and Length of  Principal Occupation(s) During                  Overseen    Directorships
Name, Address and Age     Fund        Time Served    Past 5 Years                                    by Trustee  Held by Trustees
-----------------------------------------------------------------------------------------------------------------------------------
Nancy L. Jacob            Chairman of Indefinite     President and Managing Principal, Windermere    60          Director and
Windermere Investment     the Board,  term. Trustee  Investment Associates, 1997-present. Formerly,              Chairman of the
Associates                Trustee     since 1999.    Chairman and Chief Executive Officer, CTC                   Investment
121 S.W. Morrison Street                             Consulting, Inc., 1994-1997, and Executive                  Committee of the
Suite 925                                            Vice President, U.S. Institutional Funds of                 Okabena Company
Portland, OR 97204                                   the Pacific Northwest, 1993-1998.                           (financial
Age: 62                                                                                                          services).

-----------------------------------------------------------------------------------------------------------------------------------
Willard T. Carleton       Trustee     Indefinite     Professor of Finance Emeritus, University of    60          None
4911 E. Parade Ground                 term. Trustee  Arizona, College of Business and Public
Loop                                  since 2003     Administration, 2001-present.  Formerly,
Tucson, AZ 85712-6623                                Donald R. Diamond Professor of Finance,
Age: 71                                              University of Arizona, 1999-2001, and Karl L.
                                                     Eller Professor of Finance, University of
                                                     Arizona, 1984-1999. Trustee of TIAA, 1984-2003.

-----------------------------------------------------------------------------------------------------------------------------------
Eugene Flood, Jr.         Nominee for Nominated for  President, Chief Executive Officer (since       N/A         None
Smith Breeden Associates, Trustee     an indefinite  2000) and a Director (since 1994) of Smith
Inc.                                  term.          Breeden Associates, Inc. (investment advisor).
Chapel Hill, North
Carolina 27517
Age:  49

-----------------------------------------------------------------------------------------------------------------------------------
Howell E. Jackson         Nominee for Nominated for  James S. Reid, Jr. Professor of Law (since      N/A         None
Harvard Law School        Trustee     an indefinite  2004) and Vice Dean for Administration and
Griswold 5 South                      term.          Budget (since 2003) and on the faculty (since
1525 Massachusetts Avenue                            1989) of Harvard Law School.
Cambridge, Massachusetts
02138
Age: 51

------------------------------------------------------------------------------------------------------------------------------------
Bevis Longstreth          Trustee     Indefinite     Retired Partner, Debevoise & Plimpton.          60          Member of Board of
Debevoise & Plimpton                  term.          Formerly, Partner (1970-1981, 1984-1997) and                Directors of
919 Third Avenue                      Trustee since  Of Counsel (1998-2001) of Debevoise &                       AMVESCAP, PLC and
New York, NY 10022-6225               1999.          Plimpton, Adjunct Professor at Columbia                     Grantham, Mayo &
Age: 71                                              University School of Law, 1994-1999 and                     Von Otterloo &
                                                     Commissioner of the U.S. Securities and                     Co., LLC (GMO)
                                                     Exchange Commission, 1981-1984.                             (investment
                                                                                                                 management) and a
                                                                                                                 member of the
                                                                                                                 Standing Advisory
                                                                                                                 Group of the Public
                                                                                                                 Company Accounting
                                                                                                                 Oversight Board
                                                                                                                 (PCAOB) and the
                                                                                                                 Finance Committee
                                                                                                                 of the Rockefeller
                                                                                                                 Family Fund.
------------------------------------------------------------------------------------------------------------------------------------

                                                                           DRAFT

                                                                                                     Number of
                                                                                                     Portfolios
                                                                                                     in Fund
                          Position(s) Term of Office                                                 Complex     Other
                          Held with   and Length of  Principal Occupation(s) During                  Overseen    Directorships
Name, Address and Age     Fund        Time Served    Past 5 Years                                    by Trustee  Held by Trustees
-----------------------------------------------------------------------------------------------------------------------------------
Bridget A. Macaskill      Trustee     Indefinite     Independent Consultant to Merrill Lynch.        60          Director, J
160 East 81st Street                  term.          Appointed under the terms of the Global                     Sainsbury plc (food
New York, NY 10028                    Trustee since  Research Settlement, since 2003, and                        retailer),
Age: 56                               2003.          principal, BAM Consulting. Formerly, Chairman,              Prudential plc, and
                                                     Oppenheimer Funds, Inc., 2000-2001.  Chief                  International
                                                     Executive Officer, 1995-2001; President,                    Advisory Board,
                                                     1991-2000; and Chief Operating Officer,                     British-American
                                                     1989-1995 of that firm.                                     Business Council.

------------------------------------------------------------------------------------------------------------------------------------
Maceo K. Sloan            Trustee     Indefinite     Chairman, President and Chief Executive         60          Director, SCANA
NCM Capital Management                term.  Trustee Officer, Sloan Financial Group, Inc., since                 Corporation (energy
Group, Inc.                           since 1999.    1991; Chairman, CEO and CIO, NCM Capital                    holding company)
2634 Durham-Chapel Hill                              Management Group, Inc., since 1991; and                     and M&F Bancorp,
Boulevard Suite 206                                  Chairman and CEO, NCM Capital Advisers Inc.,                Inc.
Durham, NC 27707                                     since 2003.
Age: 55

------------------------------------------------------------------------------------------------------------------------------------
Ahmed H. Zewail           Trustee     Indefinite     Linus Pauling Chair Professor of Chemistry and  60          None
California Institute Of               term.  Trustee Professor of Physics, Caltech, since 1996; and
Technology                            since 2004.    Director, NSF Laboratory for Molecular
Arthur Amos Noyes                                    Sciences (LMS), Caltech, since 1995.
Laboratory of Chemical
Physics
Mail Code 127-72
1200 East California
Boulevard
Pasadena, CA 91125
Age: 59

------------------------------------------------------------------------------------------------------------------------------------

Officers

                                              Term of Office
Name, Address            Position(s) Held     and Length of      Principal Occupation(s) During
and Age                  with Fund            Time Served        Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Herbert M. Allison, Jr.  President and Chief  Indefinite term.   Chairman, President and Chief Executive Officer of TIAA since
TIAA-CREF                Executive Officer    President and      2002. President and Chief Executive Officer of CREF, TIAA-CREF
730 Third Avenue                              Chief Executive    Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life
New York, NY 10017-3206                       Officer since      funds and TIAA Separate Account VA-1 (these funds are collectively
Age: 61                                       2002.              referred to as the "TIAA-CREF Funds") since 2002. Formerly,
                                                                 President and Chief Executive Officer of Alliance for LifeLong
                                                                 Learning, Inc., 2000 -2002. President, Chief Operating Officer and
                                                                 Member of the Board of Directors of Merrill Lynch & Co., Inc.,
                                                                 1997-1999. Member of the Board of Directors, New York Stock
                                                                 Exchange.

------------------------------------------------------------------------------------------------------------------------------------
Gary Chinery             Vice President and   Indefinite term.   Vice President and Treasurer of TIAA and the TIAA-CREF Funds since
TIAA-CREF                Treasurer            Vice President     2004. Vice President and Treasurer of Advisors, TIAA-CREF
730 Third Avenue                              and Treasurer      Investment Management, LLC ("Investment Management"), TIAA-CREF
New York, NY 10017-3206                       since 2004.        Individual and Institutional Services, LLC ("Services"), Teachers
Age: 55                                                          Personal Investors Services, Inc. ("TPIS"), TIAA-CREF Tuition
                                                                 Financing, Inc. ("Tuition Financing") and TIAA-CREF Life Insurance
                                                                 Company ("TIAA-CREF Life").

------------------------------------------------------------------------------------------------------------------------------------
Scott C. Evans           Executive Vice       Indefinite term.   Executive Vice President and Chief Investment Officer of TIAA
TIAA-CREF                President and Chief  Executive Vice     since 2004 and the TIAA-CREF Funds since 2003. President and Chief
730 Third Avenue         Investment Officer   President since    Executive Officer of Investment Management and Advisors. Director
New York, NY 10017-3206                       1999.  Chief       of Advisors and TIAA-CREF Life. Formerly, Executive Vice
Age: 45                                       Investment         President, CREF Investments.
                                              Officer since
                                              2004.

------------------------------------------------------------------------------------------------------------------------------------

                                                                           DRAFT

                                              Term of Office
Name, Address            Position(s) Held     and Length of      Principal Occupation(s) During
and Age                  with Fund            Time Served        Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
I. Steven Goldstein      Executive Vice       Indefinite term.   Executive Vice President, Public Affairs, of TIAA and the
TIAA-CREF                President            Executive Vice     TIAA-CREF Funds since 2003. Formerly, Advisor for McKinsey &
730 Third Avenue                              President since    Company, 2003; Vice President, Corporate Communications for Dow
New York, NY 10017-3206                       2003.              Jones & Co. and The Wall Street Journal, 2001-2002; and Senior
Age: 52                                                          Vice President and Chief Communications Officer for Insurance
                                                                 Information Institute, 1993-2001.

------------------------------------------------------------------------------------------------------------------------------------
E. Laverne Jones         Vice President and   Indefinite term.   Vice President and Corporate Secretary of TIAA and the TIAA-CREF
TIAA-CREF                Corporate Secretary  Vice President     Funds since 1998.
730 Third Avenue                              and Corporate
New York, NY 10017-3206                       Secretary since
Age: 56                                       1999.

------------------------------------------------------------------------------------------------------------------------------------
Susan S. Kozik           Executive Vice       Indefinite term.   Executive Vice President and Chief Technology Officer of TIAA and
TIAA-CREF                President            Executive Vice     the TIAA-CREF Funds since 2003. Formerly, Vice President of IT
730 Third Avenue                              President since    Operations and Services, Lucent Technologies, 2000-2003; and
New York, NY 10017-3206                       2003.              Senior Vice President and Chief Technology Officer, Penn Mutual
Age: 47                                                          Life Insurance Company, 1997-2000.

------------------------------------------------------------------------------------------------------------------------------------
George W. Madison        Executive Vice       Indefinite term.   Executive Vice President and General Counsel of TIAA and the
TIAA-CREF                President            Executive Vice     TIAA-CREF Funds since 2003. Formerly, Executive Vice President,
730 Third Avenue                              President since    Corporate Secretary, and General Counsel of Comerica Incorporated,
New York, NY 10017-3206                       2003.              1997-2003.
Age: 51

------------------------------------------------------------------------------------------------------------------------------------
Erwin W. Martens         Executive Vice       Indefinite term.   Executive Vice President, Risk Management, of TIAA and the
TIAA-CREF                President            Executive Vice     TIAA-CREF Funds since 2003. Director of  Advisors, Services, TPIS,
730 Third Avenue                              President since    Tuition Financing and TIAA-CREF Life and Manager of Investment
New York, NY 10017-3206                       2003.              Management. Formerly, Managing Director and Chief Risk Officer,
Age: 49                                                          Putnam Investments, 1999-2003; and Head and Deputy Head of Global
                                                                 Market Risk Management, 1997-1999.

------------------------------------------------------------------------------------------------------------------------------------
Frances Nolan            Executive Vice       Indefinite term.   Executive Vice President, Client Services, of TIAA and the
TIAA-CREF                President            Executive Vice     TIAA-CREF Funds since 2000. President, Chief Executive Officer and
730 Third Avenue                              President since    Manager of Services. Director of TPIS, Tuition Financing and
New York, NY 10017-3206                       2000.              TIAA-CREF Life. Formerly, Executive Vice President, Retirement
Age: 47                                                          Services, CREF and TIAA, 2000-2003; Vice President, Eastern
                                                                 Division, 1994-2000.

------------------------------------------------------------------------------------------------------------------------------------
Russell Noles*           Vice President and   Indefinite term.   Vice President and Acting Chief Financial Officer of TIAA and the
TIAA-CREF                Acting Chief         Acting Chief       TIAA-CREF Funds, Vice President of Advisors, TPIS, Tuition
730 Third Avenue         Financial Officer*   Financial Officer  Financing and Investment Management and Services since 2005.
New York, New York                            since 2005.        Director of Advisors, TPIS, Tuition Financing and Manager of
10017-3206                                                       Investment Management and Services since 2005. Formerly Vice
Age:  46                                                         President, Internal Audit of TIAA and the TIAA-CREF Funds,
                                                                 2004-2005; Vice President of Internal Audit of the St. Paul
                                                                 Companies, 2001-2004, of Quest Communications, 2000-2001 and of US
                                                                 WEST, Inc., 1998-2000.

------------------------------------------------------------------------------------------------------------------------------------

*Elizabeth A. Monrad,
Executive Vice
President and Chief
Financial Officer, is
currently on unpaid
leave of absence.

                                                                           DRAFT

                                              Term of Office
Name, Address            Position(s) Held     and Length of      Principal Occupation(s) During
and Age                  with Fund            Time Served        Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Dermot J. O'Brien        Executive Vice       Indefinite term.   Executive Vice President, Human Resources, of TIAA and the
TIAA-CREF                President            Executive Vice     TIAA-CREF Funds since 2003. Director, TIAA-CREF Life. Formerly,
730 Third Avenue                              President since    First Vice President and Head of Human Resources, International
NY 10017-3206                                 2003.              Private Client Division, Merrill Lynch & Co., 1999- 2003; and Vice
Age: 39                                                          President and Head of Human Resources, Japan Morgan Stanley,
                                                                 1998-1999.

------------------------------------------------------------------------------------------------------------------------------------
Bertram L. Scott         Executive Vice       Indefinite term.   Executive Vice President, Product Management, of TIAA and the
TIAA-CREF                President            Executive Vice     TIAA-CREF Funds since 2003. Chairman of the Board, President and
730 Third Avenue                              President since    Chief Executive Officer of TIAA-CREF Life. Director of TPIS;
New York, NY 10017-3206                       2000.              Manager of Services; President and Director of Tuition Financing.
Age: 54                                                          Member of the Board of Directors of Becton, Dickenson Co.; Trustee
                                                                 of the University of North Carolina Charlotte; President and Chief
                                                                 Executive Officer, Horizon Mercy, 1996-2000.

Trustee Equity Ownership

The following table includes information relating to equity securities beneficially owned by all current Trustees and nominees in the Funds and in all registered investment companies in the same "family of investment companies" as the Funds as of May 20, 2005. This family of investment companies includes all of the members of the TIAA-CREF Fund Complex.

--------------------------------------------------------------------------------------------------------------------
                                                                                Aggregate Dollar Range of Equity
                                                                                  Securities in All Registered
                                     Dollar Range of Equity Securities in       Investment Companies in Family of
                 Name                       the Institutional Funds                   Investment Companies
--------------------------------------------------------------------------------------------------------------------
Nancy L. Jacob                                                                            Over $100,000
--------------------------------------------------------------------------------------------------------------------
Willard T. Carleton                                                                       Over $100,000
--------------------------------------------------------------------------------------------------------------------
Eugene Flood, Jr.                                                                         None
--------------------------------------------------------------------------------------------------------------------
Howell E. Jackson                                                                         Over $100,000
--------------------------------------------------------------------------------------------------------------------
Bevis Longstreth                                                                          Over $100,000
--------------------------------------------------------------------------------------------------------------------
Bridget A. Macaskill                                                                      $50,001-$100,000
--------------------------------------------------------------------------------------------------------------------
Maceo K. Sloan                                                                            Over $100,000
--------------------------------------------------------------------------------------------------------------------
Ahmed H. Zewail                                                                           Over $100,000
--------------------------------------------------------------------------------------------------------------------

Trustee Compensation

The following table sets forth the compensation paid to the Trustees for their service to the Funds and the TIAA-CREF Fund Complex for the fiscal year ended September 30, 2004.

----------------------------------------------------------------------------------------------------------------------
                                    Aggregate Compensation       Pension or Retirement
                                     from the Institutional    Benefits Accrued as Part     Total Compensation from
           Name                              Funds                 of Fund Expenses         TIAA-CREF Fund Complex(1)
----------------------------------------------------------------------------------------------------------------------
Nancy L. Jacob                             $3,945.35                  $1,440.26                 $125,483.94
----------------------------------------------------------------------------------------------------------------------
Willard T. Carleton                        $4,002.07                  $1,133.44                 $128,862.58
----------------------------------------------------------------------------------------------------------------------
Martin J. Gruber(2)                        $4,671.24                  $1,440.26                 $148,733.83
----------------------------------------------------------------------------------------------------------------------
Bevis Longstreth(3)                        $4,030.27                  $1,440.26                 $127,476.14
----------------------------------------------------------------------------------------------------------------------
Bridget A. Macaskill                       $3,018.76                  $1,133.44                  $99,734.00
----------------------------------------------------------------------------------------------------------------------
Stephen A. Ross(2 3)                       $4,550.58                  $1,440.26                 $144,483.78
----------------------------------------------------------------------------------------------------------------------
Maceo K. Sloan(3)                          $4,426.23                  $1,440.26                 $140,233.83
----------------------------------------------------------------------------------------------------------------------
Robert W. Vishny(2)                        $2,485.38                  $1,049.52                  $78,999.94
----------------------------------------------------------------------------------------------------------------------
Ahmed H. Zewail(3 4)                       $1,673.40                    $781.49                  $53,991.96
----------------------------------------------------------------------------------------------------------------------

                                                                           DRAFT

     (1) Includes a portion of fees attributed to service on the CREF, TIAA-CREF Mutual Funds and TIAA-CREF Life Funds Boards and the Management Committee of TIAA Separate Account VA-1.

     (2)  These are former Trustees.

     (3) This compensation, or a portion of it, was not actually paid based upon the prior election of the Trustee to defer receipt of payment in accordance with the provisions of deferred compensation plans for non-officer Trustees. [Excluding this year's deferrals, a total of $1,525,564.49 earned across the fund complex has been deferred for prior years' service, including interest through year-end 2004, for all current Trustees who had elected to defer their compensation.]

     (4)  Dr. Zewail was appointed as a Trustee on June 16, 2004.

The Funds have a long-term compensation plan for non-officer Trustees. Currently, under this unfunded plan, annual contributions equal to 125% of the basic annual Trustee retainer are allocated to notional CREF and Teachers Insurance and Annuity Association of America ("TIAA") annuity accounts chosen by the Trustee. Benefits will be paid after the Trustee leaves the Board in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the Trustee. The Board may waive the mandatory retirement policy for the Trustees, which would delay the commencement of benefit payments until the Trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, non-officer Trustees also have the option to defer payment of their basic retainer, additional retainers, and/or meeting fees and allocate these amounts to notional TIAA and CREF accounts chosen by the individual Trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the Trustee, after the Trustee leaves the Board.

The Board recently approved an increase in Trustee compensation, to become effective July 1, 2005, at the following rates: an annual retainer of $45,000; a Board and committee meeting fee of $1,800; an annual long-term compensation contribution of $75,000 (replacing the 125% of the retainer formula described above); a committee chair fee of $10,000; a Board chair fee of $15,000; and an Audit Committee member fee of $5,000. Trustee compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is pro-rated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the Trustees, and the need to retain and attract well-qualified Board members.

Committees

The Board has appointed the following standing committees, each with specific responsibilities for aspects of the Funds' operations:

     1. An Audit Committee, which audits and examines the records and affairs of the Institutional Funds, as it deems necessary, using independent auditors or others. The Audit Committee is charged with, among other things, approving the appointment, compensation, retention (or termination) and oversight of the work of the independent auditors. The Audit Committee has adopted a formal written charter that is available upon request. During 2004, the Audit Committee held seven meetings. The current

                                                                           DRAFT

          members of the Audit Committee are Mr. Sloan (chair), Dr. Carleton, and Ms. Macaskill. Mr. Sloan serves as the audit committee financial expert.

     2. A Finance Committee, which oversees the management of the Institutional Funds' investments subject to appropriate oversight by the full Board of Trustees. During 2004, the Finance Committee held four meetings. The current members of the Finance Committee are Dr. Jacob (chair), Dr. Carleton, Mr. Longstreth, Ms. Macaskill, Mr. Sloan and Dr. Zewail.

     3. A Corporate Governance and Social Responsibility Committee, which addresses all corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the Funds and the initiation of appropriate shareholder resolutions. During 2004, the Corporate Governance and Social Responsibility Committee held three meetings. The current members of the Corporate Governance and Social Responsibility Committee are Mr. Longstreth (chair), Dr. Carleton, and Dr. Zewail.

     4. An Executive Committee, which generally is vested with full Board powers between Board meetings on matters not specifically addressed by the full Board. During 2004, the Executive Committee held no meetings. The current members of the Executive Committee are Dr. Jacob (chair), Mr. Longstreth, and Mr. Sloan.

     5. A Nominating and Governance Committee, which nominates certain officers and the members of the standing committees of the Board, and recommends candidates for election as Trustees. The Committee was established in June 2004 as a successor to the Nominating and Personnel Committee. During 2004, the Nominating and Personnel Committee held five meetings and the Nominating and Governance Committee held three meetings. The current members of the Nominating and Governance Committee are Dr. Jacob (chair) and Mr. Longstreth.

Board Meetings

There were 12 meetings of the Board during 2004 and an additional 6 meetings from January 1, 2005 to May 17, 2005. All current Trustees attended at least 75% of the meetings of the Board and of the meetings of the Board committees on which they serve.

Trustee Nomination Process

Institutional Funds solicits names of candidates for the Board of Trustees from various sources as the Nominating and Governance Committee may determine appropriate. Those names are transmitted to the Nominating and Governance Committee for its review and consideration. The Committee may, from time to time, retain third party search firms to identify nominee candidates

                                                                           DRAFT

whose competencies meet criteria the Board deems important to the Funds. In addition, the Committee will entertain recommendations from current Trustees, Fund shareholders and others.

The Committee reviews the information submitted on the backgrounds and qualifications of those persons recommended. In considering current Trustees for renomination to the Board, the Committee will evaluate each Trustee's Board and committee participation, contributions to the management of Institutional Funds and attendance at Board and committee meetings. In preparing a slate of Trustee candidates, the Nominating and Governance Committee seeks to ensure broad, diverse representation of academic, business and professional views. Once the Committee reviews the candidates, it submits final nominations to the Board of Trustees.

As vacancies arose on the Board this year, a third-party search firm was retained to assist the Nominating and Governance Committee in identifying candidates with qualifications appropriate to the Board's current and future needs. In addition to candidates identified by the search firm, the Committee also considered candidates suggested by the Trustees and obtained by other means. The two new 2005 nominees, Eugene Flood, Jr. and Howell E. Jackson, were each recommended by current Trustees.

Recommendations From Shareholders Regarding Nominations

Shareholders may submit recommendations for candidates to the Board by forwarding the names and backgrounds of nominees to the Corporate Secretary's office at 730 Third Avenue, New York, NY 10017-3206. These communications will be forwarded to the Board in accordance with policies concerning shareholder communications that have been approved by a majority of the Trustees.

Trustee Qualifications

The Board of Trustees has determined that the Board should be comprised of individuals who can contribute sound business judgment to board deliberations and decisions, based on their relevant business, management, professional, academic or governmental service experience. Candidates for the Board should have reached a senior level in their chosen field, be of uncompromised integrity, and be able to fulfill their responsibilities as Trustees without conflict. The Board should reflect diversity of gender, race, age and experience and at least one Trustee should qualify as a financial expert for service on the audit committee. Each Trustee should be prepared to devote substantial time and effort to Board duties and should limit the number of their other board memberships in order to provide such service to the Institutional Funds. Candidates for the Board should be individuals with an understanding of and affinity for academia, and a demonstrated ability to work in a constructive manner with other Trustees and management.

When seeking to fill a specific opening on the Board, the Nominating and Governance Committee will consider the specific needs of the board at the time to assure an overall balance and range of specialized knowledge, skills, expertise and diversity to provide the foundation for a successful Board.

                                                                           DRAFT

A candidate for service as an independent Trustee must not be an "interested person" of Institutional Funds, Advisors or Advisors' affiliates as that term is defined in the 1940 Act, and must otherwise meet the independence requirements of the New York Stock Exchange or applicable rules. Each candidate must provide such information requested by Institutional Funds as may be reasonably necessary to enable the Board to assess the candidate's eligibility.

Shareholder Communications With Trustees

Letters or e-mails from participants addressed to the Board of Trustees or individual Trustees may be sent to the Corporate Secretary's office at 730 Third Avenue, New York, NY 10017-3206. These communications will be forwarded to Institutional Funds' Chairman in accordance with policies concerning participant communications that have been approved by a majority of the independent Trustees.

              PROPOSAL 2 - RATIFICATION OF THE INDEPENDENT AUDITORS

THE BOARD HAS UNANIMOUSLY APPROVED THE SELECTION OF PRICE WATERHOUSE COOPERS AS THE TRUST'S INDEPENDENT AUDITORS, AND RECOMMENDS THAT THE SHAREHOLDERS OF THE FUNDS RATIFY THE SELECTION THEREOF.

Ernst & Young LLP ("Ernst & Young") served as independent auditors to the Institutional Funds and its Funds for the fiscal year ended September 30, 2004. On February 28, 2005, the Board and the Audit Committee determined, and Ernst & Young agreed, that the relationship between Ernst & Young and the Institutional Funds and its Funds would cease. Ernst & Young, the Board, and the Audit Committee concur that such a decision constitutes an indication by Ernst & Young that it declined to stand for re-appointment to serve as independent auditors for the current fiscal year. At the February 28, 2005 meeting, the Board, including a majority of the independent Trustees, selected PricewaterhouseCoopers LLP ("PWC") to serve as independent auditors for the Institutional Funds and its Funds for the fiscal year ending September 30, 2005. PWC was selected following a competitive bidding process that had been initiated in November 2004 by TIAA and the TIAA-CREF Fund Complex.

In making their selection, the Board determined that, while PWC would also serve as the independent auditors for TIAA and the Advisor, this should not compromise PWC's independence. They considered that this arrangement would produce a more cost-effective audit and received an agreement from PWC that the Board would be informed if any unprivileged material issues arose in the course of the audit of TIAA and its subsidiaries. Additionally, the Board took into consideration that the Funds' and TIAA's audits would be overseen by different PWC audit partners.

As the Institutional Funds' independent auditors, PWC will perform independent audits of the Institutional Funds' financial statements. To maintain auditor independence and avoid even the appearance of conflicts of interest, the Institutional Funds, as a policy, does not engage PWC for management advisory or consulting services.

                                                                           DRAFT

Representatives of PWC will attend the meeting and be available at the meeting to respond to questions, but it is not expected that they will make any statement at the meeting. It is not expected that representatives of Ernst & Young will attend the meeting.

The reports of Ernst & Young for the two most recent fiscal years and the subsequent interim period through February 28, 2005 for the Funds contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and the subsequent interim period through February 28, 2005: (i) there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused them to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such fiscal years: and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. Ernst & Young has been provided a copy of the above disclosures, which is made in response to Item 304(a) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and Ernst & Young has been requested to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. A copy of such letter dated is attached to this proxy statement as Exhibit A.

Audit Fees

Ernst & Young's fees for professional services rendered for the audit of the Institutional Funds' annual financial statements for the fiscal years ended September 30, 2004 and September 30, 2003 were approximately $624,300 and $335,900, respectively.

Audit-Related Fees

No fees were paid to Ernst & Young for audit-related services rendered to the Funds for the fiscal years ended September 30, 2004 and September 30, 2003.

Tax Fees

Ernst & Young's fees for professional services rendered to the Funds for tax compliance, tax advice, and tax planning for the fiscal years ended September 30, 2004 and September 30, 2003 were approximately $115,100 and $110,000, respectively.

All Other Fees

Ernst & Young had no additional fees with respect to the Funds

Pre-Approval Policy

The Audit Committee has adopted a Pre-Approval Policy for External Audit Firm Services (the "Policy"). The Policy describes the types of services that may be provided by the independent

                                                                           DRAFT

auditor to the Funds without impairing the auditor's independence. Under the Policy, the Audit Committee is required to pre-approve services to be performed by the Institutional Funds' independent auditors in order to ensure that such services do not impair the accounting firm's independence.

The Policy requires the Audit Committee to: (i) appoint the independent auditors to perform the financial statement audit for the Funds and certain of its affiliates, including approving the terms of the engagement; and (ii) pre-approve the audit, audit-related and tax services to be provided by the independent auditors and the fees to be charged for provision of such services from year to year.

All services provided by the independent auditors to the Institutional Funds, the Advisor, or its affiliates for the fiscal years ended September 30, 2004 and September 30, 2003 were pre-approved by the Audit Committee pursuant to the Policy.

Auditor Fees for Related Entities

The aggregate non-audit fees by Ernst & Young for services rendered to the Funds, the Advisor or affiliates of the Advisor performing on-going services to the Funds, including TIAA, for the year ended December 31, 2004 were $319,800, and for the year ended December 31, 2003 were $281,000.

Ernst & Young's aggregate fees for professional services rendered in connection with the audit of financial statements for TIAA and CREF and their affiliated entities for the year ended December 31, 2004 were $7,703,700, and for the year ended December 31, 2003 were $3,955,300. Ernst & Young's aggregate fees for audit related-services provided to TIAA and CREF and their affiliated entities for the year ended December 31, 2004 were $204,800, and for the year ended December 31, 2003 were $171,000. Ernst & Young's aggregate fees for tax services provided to TIAA and CREF and their affiliated entities for the year ended December 31, 2004 were $250,600, and for the year ended December 31, 2003 were $229,900.

          PROPOSAL 3 - APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT

THE BOARD HAS UNANIMOUSLY APPROVED, AND RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR THE APPROVAL OF, A NEW INVESTMENT MANAGEMENT AGREEMENT WITH RESPECT TO THEIR FUND.

The Advisor currently manages each of the Funds under an investment management agreement, dated June 1, 1999, as amended September 3, 2002 and October 1, 2004 (the "Current Agreement"). In hindsight, it has become clear that the extremely low level of fees that the Advisor has been charging under the Current Agreement has been too low to cover its costs for operating the Funds, while sustaining a high quality of service for shareholders. In light of its ongoing losses, the Advisor has proposed a new investment management agreement for each Fund (the "Proposed Agreement"). After thorough and deliberate consideration of shareholders' interests, the Board of Trustees now is recommending that shareholders approve the Proposed Agreement. The Proposed Agreement will:

                                                                           DRAFT

         o Restructure the pricing and the services to be provided by the Advisor under the Current Agreement, which will increase the level of advisory fees on the Actively Managed Funds. See page __ for details on the fees to be charged under the Proposed Agreement. The "Actively Managed Funds" include the Growth Equity Fund, Growth & Income Fund, International Equity Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Real Estate Securities Fund, Social Choice Equity Fund, Bond Fund, Inflation-Linked Bond Fund and Money Market Fund.

         o At the Board's request, introduce a breakpoint schedule for the Actively Managed Funds (except for Money Market Fund and Social Choice Equity Fund), which will modestly reduce the advisory fee rates on those funds as total asset levels increase.

         o Include provisions making the Advisor responsible for providing certain additional management and administrative services necessary for the operation of the Funds, including providing office space, equipment and facilities for maintaining its operations and supervising relations with the Funds' other service providers. Many of these services are currently paid for by the Funds as "other expenses" under a service agreement with the Advisor, which will be discontinued if shareholders approve the Proposed Agreement (except with respect to retirement plan platform fees for the Retirement Class). See page __ for more details.

This proposal was designed to provide the Advisor with a sustainable fee and expense structure for operating the Institutional Funds, while maintaining overall expenses at levels competitive with the lower cost providers in the industry. This proposal is part of a larger effort to restructure TIAA-CREF's mutual fund offerings to make them more fairly and competitively priced while continuing to serve shareholder needs. If the Proposed Agreement is approved, a second step in the restructuring is expected to be the merger of the TIAA-CREF Retail Mutual Funds into the TIAA-CREF Institutional Funds, thereby creating one larger, consistently priced fund family. The details of why the Advisor is seeking shareholder approval of the Proposed Agreement are discussed below. The factors considered by the Board in determining the reasonableness and fairness of the Proposed Agreement are described on page __ under the heading "What did the Board of Trustees Consider in Approving the Proposed Agreement?" The Proposed Agreement is attached as Exhibit B.

Why is the Advisor Seeking to Restructure the Pricing of the Funds?

Since the Funds were established in 1999, the Advisor has been committed to providing quality services to the Funds at the lowest possible cost to shareholders. In hindsight, it has become clear that the extremely low level of fees that the Advisor has been charging to shareholders has been too low to cover its increasing costs for operating the Funds, while sustaining the level and quality of service shareholders deserve.

The Advisor is requesting a management fee increase on the Actively Managed Funds to enable the Advisor to continue to manage the Funds and provide high quality services to shareholders at low prices. It has become increasingly expensive to operate mutual funds due to higher

                                                                           DRAFT

compliance and regulatory costs and intensified competition for talented portfolio managers and other key investment management and administrative personnel. With the proposed new management fee rates, the Advisor will be able to:

         o  Continue to manage the day-to-day business affairs of the Funds

         o  Cover the costs of operating mutual funds

         o  Retain and attract highly qualified investment professionals

         o Increase the capacity of its investment management staff and expand the depth and scope of its analysts' coverage

         o Continue to offer a high level of service to our shareholders and take steps to enhance those services.

Even with the proposed fee increase, the Actively Managed Funds would continue to be among the lower priced offerings in the industry.

         If a Fund's shareholders approve the Proposed Agreement, its terms, including the increased fees, are expected to go into effect for that Fund on November 1, 2005.

What will happen if certain Fund shareholders do not approve the Proposed Agreement?

If shareholders do not approve the Proposed Agreement for any Fund, the Advisor has informed the Board that it may no longer be prepared to continue to operate that Fund. The Board may then be forced to consider alternative options, including closing the Fund to new investments or liquidating the Fund.

Who is the Advisor?

The Advisor is Teachers Advisors, Inc. (the "Advisor"), a direct wholly owned subsidiary of TIAA-CREF Enterprises, Inc. and an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America ("TIAA"). TIAA and the Advisor are located at 730 Third Avenue, New York, New York 10017. A chart attached as Exhibit C lists the name, address, and principal occupation of each principal executive officer and director of the Advisor.

The Advisor currently manages each of the Funds under the Current Agreement. The Advisor also serves as the investment adviser to TIAA Separate Account VA-1, TIAA-CREF Life Funds, and TIAA-CREF Mutual Funds. Both TIAA-CREF Mutual Funds and TIAA-CREF Life Funds are series investment companies comprised of a number of investment portfolios. The Advisor, through its TIAA-CREF Asset Management ("TCAM") division, also manages large institutional client assets through unregistered commingled funds and on a separate account basis. A table setting forth the net assets of those investment portfolios in the TIAA-CREF Mutual Funds, TIAA Separate Account VA-1 and the TIAA-CREF Life Funds that have

                                                                           DRAFT

investment objectives similar to one of the Funds, and the management fee rate paid by each such portfolio to the Advisor, is attached hereto as Exhibit D.

In addition to the investment management agreement, the Funds currently have in place a service agreement (the "Service Agreement") with the Advisor, whereby the Advisor provides or arranges for the provision of a variety of services for the ordinary operation of each Class of the Funds, including transfer agency, accounting, and administrative services. If the Proposed Agreement is approved, the Advisor plans to terminate the current Service Agreement, since many of these services will be provided under the Proposed Agreement, while others, such as custody services, transfer agency services and regulatory fees, will be paid directly by each Fund. A new services agreement between the Advisor and the Funds will be implemented solely for Retirement Class shares to cover the account servicing expenses associated with this Class being offered on retirement plan platforms (the "Retirement Class Service Agreement"). Please see Exhibit F for the amounts paid by the Funds to the Advisor under the Service Agreement for the 12-month period ended December 31, 2004 and the pro forma amounts that would have been paid under the Retirement Class Service Agreement over this same period.

To control the total expenses charged to shareholders, the Advisor has agreed with the Funds to reimburse each Fund for other expenses (i.e., non-investment management fees) or for total expenses (in the case of the Retail Class) that are above a certain level. Please see Exhibit E for more details on these expense reimbursements.

What are the terms of the Current Agreement with the Advisor, and how does the Proposed Agreement differ?

Under the Current Agreement, the Advisor manages the investments and the investment strategy of each Fund and provides related general management services. Specifically, the Advisor is authorized, subject to the control of the Board, to determine the selection, amount, and time to buy or sell securities for each Fund. The Advisor also maintains the Funds' books and records, prepares, on request, reports for the Board; makes available its officers to the Board for consultation and discussions regarding the management of the Funds, and provides certain general management services to the Funds. The fees paid to the Advisor under the Current Agreement are set forth below in a chart comparing current and proposed investment management fees.

The Current Agreement was last submitted to a shareholder vote when the Funds were first organized in 1999 and was last approved by the Board on April 5, 2005. The Advisor substantially decreased the contractual fees payable under the Current Agreement in September 2002.

Other than the services that the Advisor provides for the Funds, the Funds are responsible for all other expenses incurred in their operations including any taxes, brokerage commissions on portfolio transactions, expenses of issuance and redemption of shares, costs of preparing and distributing proxy material, auditing and legal expenses, certain expenses of registering and qualifying shares for sale, fees of trustees who are not interested persons (not affiliated) of TIAA, costs of printing and mailing the prospectus, statements of additional information, and

                                                                           DRAFT

financial reports to existing shareholders, and any other charges or fees not specifically enumerated in the Current Agreement or the Service Agreement. During the fiscal year ended September 30, 2004, the Funds did not pay any brokerage commissions to an affiliated broker/dealer.

In order for it to continue in effect, the Current Agreement must be specifically approved at least annually by: (i) the Board, or by the vote of a majority of the outstanding voting shares of such Fund; and (ii) a majority of those trustees who are not interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Current Agreement may be terminated at any time with respect to any Fund by that Fund or by the Advisor, without penalty, on 60 days' written notice. The Current Agreement will terminate automatically in the event of its assignment.

The Proposed Agreement contains terms that are substantially the same as the Current Agreement, except for the following important differences:

     o The Proposed Agreement provides for an increase in the management fees for the Actively Managed Funds, as described below. There are no changes to the management fees for the Index Funds and the Lifecycle Funds at the levels specified under the Current Agreement.

     o At the Board's request, the Proposed Agreement introduces a breakpoint schedule for most of the Actively Managed Funds, which will modestly reduce the advisory fees on those funds as total asset levels increase.

     o The Proposed Agreement includes provisions making the Advisor responsible for providing certain additional management and administrative services necessary for the operation of the Funds, including providing office space, equipment and facilities for maintaining its operations and supervising relations with the Funds' other service providers. Many of these services are currently paid for by the Funds as "other expenses" under a service agreement with the Advisor, which will be discontinued (except with respect to retirement plan platform fees for the Retirement Class) if shareholders approve the Proposed Agreement.

The management fees under the Proposed Agreement do not cover certain expenses necessary to the Funds' ordinary operation, including: custody services, transfer agency services, sub-transfer agency services (i.e., retirement platform fees), and regulatory fees. These charges are borne by the Fund directly and paid out of Fund assets. Also, while under the current arrangements, administrative services are provided by the Advisor pursuant to a separate Service Agreement, under the Proposed Agreement the expense of most of those services will be paid for out of the Advisor's management fee, thereby reducing those other direct Fund expenses. In addition, the Advisor is agreeing to cap those expenses through expense reimbursement arrangements. Please see Exhibit E for more details on these expense reimbursements.

What are the proposed fees under the Proposed Agreement? How do they differ from the Current Agreement?

                                                                           DRAFT

Under both the Current Agreement and Proposed Agreement, each Fund pays the Advisor a management fee that is calculated as a percentage of the average daily net assets for each Fund over each month at the annual rates set forth in the table below:

-----------------------------------------------------------------------------------------
FUND                                    CURRENT AGREEMENT       PROPOSED AGREEMENT

-----------------------------------------------------------------------------------------
GROWTH EQUITY FUND                            0.08%             0.45% or less(1, 2)
-----------------------------------------------------------------------------------------
GROWTH & INCOME FUND                          0.08%              0.45% or less(1,2)
-----------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                     0.09%               0.50% or less(2)
-----------------------------------------------------------------------------------------
LARGE CAP VALUE FUND                          0.08%               0.45% or less(2)
-----------------------------------------------------------------------------------------
MID-CAP GROWTH FUND                           0.08%               0.48% or less(2)
-----------------------------------------------------------------------------------------
MID-CAP VALUE FUND                            0.08%               0.48% or less(2)
-----------------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND                         0.08%               0.48% or less(2)
-----------------------------------------------------------------------------------------
SOCIAL CHOICE EQUITY FUND                     0.04%                   0.15%
-----------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND                   0.09%               0.50% or less(2)
-----------------------------------------------------------------------------------------
BOND FUND                                     0.08%               0.30% or less(2)
-----------------------------------------------------------------------------------------
INFLATION-LINKED BOND FUND                    0.09%               0.30% or less(2)
-----------------------------------------------------------------------------------------
MONEY MARKET FUND                             0.04%                   0.10%
-----------------------------------------------------------------------------------------
LARGE-CAP GROWTH INDEX FUND                   0.04%                   0.04%
-----------------------------------------------------------------------------------------
LARGE-CAP VALUE INDEX FUND                    0.04%                   0.04%
-----------------------------------------------------------------------------------------
MID-CAP GROWTH INDEX FUND                     0.04%                   0.04%
-----------------------------------------------------------------------------------------
MID-CAP VALUE INDEX FUND                      0.04%                   0.04%
-----------------------------------------------------------------------------------------
MID-CAP BLEND INDEX FUND                      0.04%                   0.04%
-----------------------------------------------------------------------------------------
SMALL-CAP GROWTH INDEX FUND                   0.04%                   0.04%
-----------------------------------------------------------------------------------------
SMALL-CAP VALUE INDEX FUND                    0.04%                   0.04%
-----------------------------------------------------------------------------------------
SMALL-CAP BLEND INDEX FUND                    0.04%                   0.04%
-----------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND               0.04%                   0.04%
-----------------------------------------------------------------------------------------
S&P 500 INDEX FUND                            0.04%                   0.04%
-----------------------------------------------------------------------------------------
EQUITY INDEX FUND                             0.04%                   0.04%
-----------------------------------------------------------------------------------------
LIFECYCLE FUND - 2010 FUND                    0.10%                   0.10%(3)
-----------------------------------------------------------------------------------------
LIFECYCLE FUND - 2015 FUND                    0.10%                   0.10%(3)
-----------------------------------------------------------------------------------------
LIFECYCLE FUND - 2020 FUND                    0.10%                   0.10%(3)
-----------------------------------------------------------------------------------------
LIFECYCLE FUND - 2025 FUND                    0.10%                   0.10%(3)
-----------------------------------------------------------------------------------------
LIFECYCLE FUND - 2030 FUND                    0.10%                   0.10%(3)
-----------------------------------------------------------------------------------------
LIFECYCLE FUND - 2035 FUND                    0.10%                   0.10%(3)
-----------------------------------------------------------------------------------------
LIFECYCLE FUND - 2040 FUND                    0.10%                   0.10%(3)
-----------------------------------------------------------------------------------------

(1) The Board obtained the Advisor's agreement to waive the increased management fees for these Funds under the Proposed Agreement for two years. Therefore, the management fees of these Funds will remain at 0.08% of average daily net assets until at least April 2007. See page __ for a discussion of the Board's review of the performance of these particular Funds.

                                                                           DRAFT

(2) At the Board's request, the management fees of these Funds have breakpoints that gradually reduce the fee rates from the amounts indicated in the chart as each Fund's assets grow. To see the full breakpoint schedule for these Funds please see Exhibit B.

(3) The Board obtained the Advisor's agreement to waive all the Lifecycle Funds' investment management fees if the fee increases on the Institutional Funds in which the Lifecycle Funds invest are approved by shareholders.

During the year ended December 31, 2004 (and from inception to December 31, 2004 for the Lifecycle Funds), the Funds paid an aggregate of $3,818,050 in management fees to the Advisor. Had the Proposed Agreement been in effect during the same period, the Funds would have paid an aggregate of $16,091,025 in management fees. The table below shows the amount of management fees paid during the year ended December 31, 2004 on a per Fund basis, along with the amounts that would have been paid during the same period had the Proposed Agreement been in effect ("Pro Forma"), and the percentage increase that the pro forma fees represent. (See Exhibit F for a comparison of the Funds' current and pro forma payments under its service arrangements for the 12-month period ended December 31, 2004.)

----------------------------------------------------------------------------------------------------------
                     FUND                        CURRENT FEES       PRO FORMA FEES        % INCREASE
----------------------------------------------------------------------------------------------------------
GROWTH EQUITY FUND                                       $79,987             $449,927              462.5%
----------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND                                    $537,485           $3,023,353              462.5%
----------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                               $519,437           $2,885,761              455.6%
----------------------------------------------------------------------------------------------------------
LARGE-CAP VALUE FUND                                    $167,917             $944,533              462.5%
----------------------------------------------------------------------------------------------------------
MID-CAP GROWTH FUND                                     $100,239             $601,434              500.0%
----------------------------------------------------------------------------------------------------------
MID-CAP VALUE FUND                                       $97,757             $586,542              500.0%
----------------------------------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND                                   $167,424           $1,004,544              500.0%
----------------------------------------------------------------------------------------------------------
SOCIAL CHOICE EQUITY FUND                                $40,941             $153,529              275.0%
----------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND                             $273,632           $1,520,178              455.6%
----------------------------------------------------------------------------------------------------------
BOND FUND                                               $757,785           $2,841,694              275.0%
----------------------------------------------------------------------------------------------------------
INFLATION-LINKED BOND FUND                              $385,466           $1,284,887              233.3%
----------------------------------------------------------------------------------------------------------
MONEY MARKET FUND                                        $69,776             $174,440              150.0%
----------------------------------------------------------------------------------------------------------
LARGE-CAP GROWTH INDEX FUND                              $17,352              $17,352                0.0%
----------------------------------------------------------------------------------------------------------
LARGE-CAP VALUE INDEX FUND                               $52,571              $52,571                0.0%
----------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND                                       $297,043             $297,043                0.0%
----------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND                                       $73,091              $73,091                0.0%
----------------------------------------------------------------------------------------------------------
MID-CAP GROWTH INDEX FUND                                 $9,927               $9,927                0.0%
----------------------------------------------------------------------------------------------------------
MID-CAP VALUE INDEX FUND                                 $14,632              $14,632                0.0%
----------------------------------------------------------------------------------------------------------
MID-CAP BLEND INDEX FUND                                 $20,194              $20,194                0.0%
----------------------------------------------------------------------------------------------------------
SMALL-CAP GROWTH INDEX FUND                              $27,447              $27,447                0.0%
----------------------------------------------------------------------------------------------------------
SMALL-CAP VALUE INDEX FUND                               $25,282              $25,282                0.0%
----------------------------------------------------------------------------------------------------------
SMALL-CAP BLEND INDEX FUND                               $51,541              $51,541                0.0%
----------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND                          $31,124              $31,124                0.0%
----------------------------------------------------------------------------------------------------------
LIFECYCLE FUND--2010 FUND                                   $286                 $286                0.0%
----------------------------------------------------------------------------------------------------------
LIFECYCLE FUND--2015 FUND                                   $463                 $463                0.0%
----------------------------------------------------------------------------------------------------------
LIFECYCLE FUND--2020 FUND                                   $263                 $263                0.0%
----------------------------------------------------------------------------------------------------------
LIFECYCLE FUND--2025 FUND                                   $288                 $288                0.0%
----------------------------------------------------------------------------------------------------------
LIFECYCLE FUND--2030 FUND                                   $250                 $250                0.0%
----------------------------------------------------------------------------------------------------------
LIFECYCLE FUND--2035 FUND                                   $249                 $249                0.0%
----------------------------------------------------------------------------------------------------------
LIFECYCLE FUND--2040 FUND                                   $251                 $251                0.0%
----------------------------------------------------------------------------------------------------------

                                                                           DRAFT

While the new fees shown above would represent a substantial increase in management fee revenue to the Advisor, the increase is not expected to result in undue profits to the Advisor for the foreseeable future, due to the expenses that the Advisor has incurred and continues to incur to run the Funds, and the expense reimbursements committed to by the Advisor. In addition, even with the new fees, the Funds would remain among the low-priced funds in the industry.

For information about the overall impact of the proposed new pricing structure on the Funds' total expense ratios, see "What Is The Overall Impact Of the Proposal On the Funds' Total Expense Ratios?" below.

What Factors Did the Board Consider in Approving the Proposed Agreement?

The proposal to approve the Proposed Agreement and present it to shareholders for their approval was carefully considered by the Board at meetings held on December 7, 2004, January 19, 2005, February 15, 2005, April 5, 2005, April 21, 2005 and May 17, 2005. At each of these meetings, the Board of Trustees, which was advised by independent counsel, deliberated over the Advisor's comprehensive plan to restructure the Funds to help ensure their continuing operation. In particular, the Board assessed the Advisor's proposal to increase advisory fees significantly for certain Funds in light of ongoing losses sustained by the Advisor. Before and at these meetings, the Board received information relating to the Proposed Agreement and was given the opportunity to ask questions and request additional information from the Advisor. After full and deliberate consideration, and after balancing the costs and benefits to shareholders, on May 17, 2005, the Board determined that the arrangements under the Proposed Agreement were reasonable and fair to the Funds and shareholders. Therefore, the Board voted unanimously to approve the Proposed Agreement, and submit the Proposed Agreement to shareholders for approval.

The Board considered that since the Funds were established, the Advisor had set its fees at extremely low levels, making it difficult for the Advisor to sustain the level and quality of management and service shareholders expect in this competitive environment. They also considered that despite ongoing losses to the Advisor and the fact that its fees were much lower than most of its peers, the Advisor had never previously asked for a fee increase. In fact, in 2002, the Advisor decreased its fees, even as costs were rising, resulting in increased losses to the Advisor. The Board considered that, over that time, it has become increasingly expensive to operate mutual funds due to the intensified competition for talented portfolio managers and other key investment management and administrative personnel and higher compliance and regulatory costs.

The Board considered that the new proposed management fee rates would enhance the Advisor's ability to manage the day-to-day business affairs of the Funds, cover the increasing costs of offering mutual funds, attract and retain highly qualified personnel, increase the capacity and scope of coverage of the investment management staff and maintain and improve the quality of services to shareholders.

                                                                           DRAFT

Significantly, they considered that while the magnitude of the fee increase requested by the Advisor was large, even after the fee increase, most Funds would earn only a modest profit for the Advisor, especially after the Advisor's reimbursements, and would continue to be among the lower-priced offerings in the industry.

As part of its deliberations, the Board reviewed detailed information provided by the Advisor relating to the nature, extent and quality of the services currently provided by the Advisor and to be provided by the Advisor under the Proposed Agreement. In particular, the Board reviewed detailed independent analysis of comparative expenses and performance data for each class of shares of each of the Funds, prepared by Lipper, Inc., a Reuters company that is an independent provider of investment company data ("Lipper"). In addition, the Board received financial information about the Advisor and its affiliated companies, including an analysis of the profitability of the Advisor's operations, and the effect the proposed new arrangements would have on the short-term and long-term financial condition of the Advisor.

In determining whether to approve the Proposed Agreement, the Board reviewed the following specific factors:

The Nature and Quality of Services. The Board considered that the Advisor is an experienced investment advisor that has managed the Institutional Funds since 1999 and the TIAA-CREF Mutual Funds since 1997, and that the investment professionals of the Advisor also manage various accounts of the College Retirement Equities Fund ("CREF"). The Board considered that the Advisor has carried out its responsibilities for managing the assets of the Funds in a professional manner. In the course of their review of the quality of the Advisor's services, the Board examined the long-term performance of the Funds in general, and concluded that it was within an acceptable range when compared with fund benchmarks and peers, or that, in the case of underperforming funds, the Advisor was taking affirmative steps to enhance its investment approach and personnel.

Performance. The Board considered the performance of each Fund over the one-year, three-year (where applicable), and since inception periods and the Funds' performance as compared to their peer groups and benchmark indices. The Board considered the comparative performance data for each Fund prepared by Lipper, an independent third party, for each class of each pertinent Fund, as well as each Fund's performance against its performance benchmark. In looking at this data, the Board considered that most of the Funds met their benchmarks over the one-year, three-year, five-year and since inception periods, as applicable (when factoring in the effect of expenses), and ranked in the first, second, or third quintiles versus their peers, with some limited exceptions. (This means, with certain exceptions, the Funds were in the first, second or third of five groups, in terms of performance, with first being the best.)

The Board considered that in those cases in which funds were underperforming, the Advisor took remedial action, including replacing the portfolio management team for the Growth Equity and Growth & Income Funds. Importantly, the Trustees concluded that in light of the long-term performance of the Growth Equity and Growth & Income Funds, they would only approve the Proposed Agreement if the Advisor agreed to waive the fee increases for those Funds until at least April 2007, at which time the Board could determine whether the Advisor had earned the

                                                                           DRAFT

fee increase. For details about each Fund that the Board recommended be repriced, see the fund-by-fund synopsis of the factors the Board considered in Exhibit G.

Fees Charged by Other Advisers. An important factor that the Board considered was the level of fees paid to other advisers for managing similar funds, as analyzed by Lipper. The Board determined that the fees under the Current Agreement were significantly lower than those of competitors, and that even with the proposed increase in advisory fees and increase in total expense ratios, each Fund would continue to be very competitively priced and below the pricing of the average fund within the universe of mutual funds in its competitive peer group. They considered that the new management fees for almost all of the repriced Funds would continue to be in the lowest quintile as compared with Institutional class funds in the competitive peer group and universe identified by Lipper. (The lowest quintile means that a fund is in the best of five groups, i.e., the group with the lowest expenses.) Significantly, the Board considered that under the Proposed Agreement, each Fund's total expense ratio would be less than the median expense ratio for its peer group of mutual funds, and, in some cases, significantly less. The table below compares the estimated total expense ratio (not including any waivers or reimbursements) of each existing class of each Fund that would be subject to an increased fee under the Proposed Agreement should Proposal 3 be approved, with the Lipper median total expense ratio for the Fund's appropriate category.

----------------------------------------------------------------------------------------------------------
                                                                              MEDIAN
                                                                              PEER
                  FUND                                       PROPOSED         TOTAL         DIFFERENCE
                                                           TOTAL EXPENSE     EXPENSE
                                                               RATIO          RATIO
----------------------------------------------------------------------------------------------------------
GROWTH EQUITY FUND--Institutional                               0.50%          1.05%           -0.55%
----------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND--Institutional                             0.50%          0.93%           -0.43%
----------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND--Retirement                                0.75%          0.93%           -0.18%
----------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND--Institutional                        0.59%          1.19%           -0.60%
----------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND--Retirement                           0.80%          1.19%           -0.39%
----------------------------------------------------------------------------------------------------------
LARGE-CAP VALUE FUND--Institutional                             0.50%          1.07%           -0.57%
----------------------------------------------------------------------------------------------------------
LARGE-CAP VALUE FUND--Retirement                                0.75%          1.07%           -0.32%
----------------------------------------------------------------------------------------------------------
LARGE-CAP VALUE FUND--Retail                                    0.99%          1.05%           -0.06%
----------------------------------------------------------------------------------------------------------
MID-CAP GROWTH FUND--Institutional                              0.55%          1.11%           -0.56%
----------------------------------------------------------------------------------------------------------
MID-CAP GROWTH FUND--Retirement                                 0.78%          1.11%           -0.33%
----------------------------------------------------------------------------------------------------------
MID-CAP GROWTH FUND--Retail                                     1.08%          1.28%           -0.20%
----------------------------------------------------------------------------------------------------------
MID-CAP VALUE FUND--Institutional                               0.55%          1.07%           -0.52%
----------------------------------------------------------------------------------------------------------
MID-CAP VALUE FUND--Retirement                                  0.78%          1.07%           -0.29%
----------------------------------------------------------------------------------------------------------
MID-CAP VALUE FUND--Retail                                      1.02%          1.23%           -0.21%
----------------------------------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND--Institutional                            0.55%          1.15%           -0.60%
----------------------------------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND--Retirement                               0.78%          1.15%           -0.37%
----------------------------------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND --Retail                                  1.16%          1.26%           -0.10%
----------------------------------------------------------------------------------------------------------
SOCIAL CHOICE EQUITY FUND --Institutional                       0.25%          0.99%           -0.74%
----------------------------------------------------------------------------------------------------------
SOCIAL CHOICE EQUITY FUND --Retirement                          0.48%          0.99%           -0.51%
----------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND --Institutional                     0.59%          1.11%           -0.52%
----------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND --Retirement                        0.80%          1.11%           -0.31%
----------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND --Retail                            0.99%          1.18%           -0.19%
----------------------------------------------------------------------------------------------------------
BOND FUND --Institutional                                       0.34%          0.69%           -0.35%
----------------------------------------------------------------------------------------------------------
INFLATION-LINKED BOND FUND --Institutional                      0.35%          0.35%           0.00%
----------------------------------------------------------------------------------------------------------
INFLATION-LINKED BOND FUND --Retail                             0.80%          0.72%           +0.08%
----------------------------------------------------------------------------------------------------------
MONEY MARKET FUND--Institutional                                0.15%          0.43%           -0.28%
----------------------------------------------------------------------------------------------------------

                                                                           DRAFT

Cost and Profitability. The Board considered that the Advisor is losing money managing the mutual funds business overall. The Board reviewed financial and profitability data for 2004 and profitability on a pro forma basis assuming the proposed management fee increase had been in effect -- showing data for both before and after distribution expenditures. The Board considered that very few Funds currently are profitable to the Advisor, and most are operating at a loss to the Advisor. The Board also considered that even after repricing, most Funds would earn only a modest profit for the Advisor, especially after reimbursements. The Board determined that the Proposed Agreement would permit the Advisor to operate for the foreseeable future at reasonable profit margins, which would also enable the Advisor to maintain and improve the quality of services provided to shareholders. The Board also considered that it would be able to review the profitability levels of the Advisor annually during its yearly review of the Funds' management arrangements to ensure that the Advisor's fees remained fair and reasonable and that its profits for managing the Funds were not excessive.

The Board further considered that the costs and anticipated costs of operating mutual funds have increased, including additional disclosure and compliance requirements, such as the USA Patriot Act requirements, Sarbanes-Oxley requirements, and the requirement that mutual funds have a chief compliance officer. The Board considered that the proposed fee increase would enhance the Advisor's ability to attract and retain highly qualified investment and administrative professionals in a competitive investment management environment. Heightened competition from traditional asset managers, banks, insurance companies and, particularly in recent years, hedge funds, has driven up the costs of attracting and retaining key personnel and the cost of technology to update and maintain necessary systems for effective investment management operations continues to grow. The Board also considered that the Advisor would like the flexibility and means to increase the capacity of its investment management staff and expand the depth and scope of analyst coverage, to enhance its investment management services to the Funds.

Economies of Scale. The Board considered whether the Advisor has or would experience economies of scale on any of the Funds, and whether the proposed fees should contain breakpoints. The Board carefully considered whether the proposed breakpoints would have any real effect on fund fees. They determined that although the breakpoints discounts appeared to be low compared to those of competitors, this was because the stated fees under the Proposed Agreement were already at low levels. The Board ultimately determined that imposing a modest breakpoint schedule on the Actively Managed Funds would allow some of the savings gained from the growth of assets and economies of scale to be passed on to Fund shareholders. The Board expects to review the level of breakpoints as fund assets grow.

Comparisons with Other Clients of the Advisor. The Board considered that the Advisor provides similar investment management services to each of the Institutional Funds, the TIAA-CREF Mutual Funds, TIAA-CREF Life Funds, and TIAA Separate Account VA-1, although channels for distribution of interests in such funds differ among them. In addition, the Advisor, through its TCAM division, manages large institutional client assets through unregistered commingled funds and separate accounts with similar investment strategies and investment staff. The Board

                                                                           DRAFT

considered the schedule of fees for each of the comparable funds, and determined that while the management fees may not be precisely the same for comparable funds, there were good reasons for the divergent pricing. The Board also considered the assurances of the Advisor that the pricing on those affiliated funds that was not in line with the proposed advisory fees would be revisited.

Other Benefits. At the Board's request, the Advisor agreed to continue to be willing to cap "other expenses" of the Funds and to waive a portion of its fees on the Growth Equity and Growth & Income Funds, until such time as their performance improves. The Board also considered that the fee increase would help ensure that the expenses for running the Funds that are paid by the Advisor are not indirectly borne (in the form of reduced declared dividends) by the TIAA participant base, some of who are shareholders of the Funds. Finally, the Board considered that with the Proposed Agreement, the Advisor would have the flexibility to support multiple opportunities to expand the channels through which the Funds are distributed, thereby increasing asset growth and enabling expenses to be spread over a wider asset base.

Based on its evaluation of all material factors and with the assistance of independent counsel, the Board concluded that the proposed advisory fee structure is fair and reasonable to each of the Funds, its shareholders, and to the Advisor.

What Is The Overall Impact Of The Proposal On The Funds' Total Expense Ratios?

The tables below provide data concerning each Fund's fees and expenses (for each share class) as a percentage of average net assets for each Fund's most recent full fiscal year ended September 30, 2004 under the Current Agreement and if the Proposed Agreement had been in effect during the same period. Note that, as indicated above, if the new arrangements had been in effect for the most recently completed fiscal years, each Fund's total expense ratio would have been less than the average expense ratio for its peer group of mutual funds, and, in some cases, significantly less.

INSTITUTIONAL CLASS

-----------------------------------------------------------------------------------------------------------------
                                                                  Total Annual                      Net Annual
                                                                      Fund           Expense           Fund
                                     Management       Other         Operating     Reimbursement     Operating
                                        Fees        Expenses        Expenses       and Waivers       Expenses
-----------------------------------------------------------------------------------------------------------------
GROWTH EQUITY FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.08%          0.07%          0.15%            0.01%           0.14%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.45%          0.07%          0.52%            0.39%           0.13%
-----------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.08%          0.06%          0.14%             ----           0.14%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.45%          0.05%          0.50%            0.37%           0.13%
-----------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.09%          0.11%          0.20%             ----           0.20%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.50%          0.06%          0.56%             ----           0.56%
-----------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.08%          0.09%          0.17%            0.03%           0.14%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.45%          0.03%          0.48%             ----           0.48%
-----------------------------------------------------------------------------------------------------------------

                                                                           DRAFT

-----------------------------------------------------------------------------------------------------------------
                                                                  Total Annual                      Net Annual
                                                                      Fund           Expense           Fund
                                     Management       Other         Operating     Reimbursement     Operating
                                        Fees        Expenses        Expenses       and Waivers       Expenses
-----------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.08%          0.09%          0.17%            0.02%           0.15%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.48%          0.14%          0.62%            0.07%           0.55%
-----------------------------------------------------------------------------------------------------------------
MID-CAP VALUE FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.08%          0.09%          0.17%            0.02%           0.15%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.48%          0.11%          0.59%            0.04%           0.55%
-----------------------------------------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.08%          0.12%          0.20%            0.05%           0.15%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.48%          0.08%          0.56%            0.01%           0.55%
-----------------------------------------------------------------------------------------------------------------
LARGE-CAP GROWTH INDEX FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.04%          0.07%          0.11%            0.03%           0.08%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.04%          0.06%          0.10%            0.02%           0.08%
-----------------------------------------------------------------------------------------------------------------
LARGE-CAP VALUE INDEX FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.04%          0.06%          0.10%            0.02%           0.08%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.04%          0.06%          0.10%            0.02%           0.08%
-----------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.04%          0.04%          0.08%             ----           0.08%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.04%          0.04%          0.08%             ----           0.08%
-----------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.04%          0.07%          0.11%            0.03%           0.08%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.04%          0.04%          0.08%             ----           0.08%
-----------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH INDEX FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.04%          0.07%          0.11%            0.03%           0.08%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.04%          0.11%          0.15%            0.07%           0.08%
-----------------------------------------------------------------------------------------------------------------
MID-CAP VALUE INDEX FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.04%          0.05%          0.09%            0.01%           0.08%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.04%          0.09%          0.13%            0.05%           0.08%
-----------------------------------------------------------------------------------------------------------------
MID-CAP BLEND INDEX FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.04%          0.06%          0.10%            0.02%           0.08%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.04%          0.09%          0.13%            0.05%           0.08%
-----------------------------------------------------------------------------------------------------------------
SMALL-CAP GROWTH INDEX FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.04%          0.06%          0.10%            0.02%           0.08%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.04%          0.09%          0.13%            0.05%           0.08%
-----------------------------------------------------------------------------------------------------------------
SMALL-CAP VALUE INDEX FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.04%          0.06%          0.10%            0.02%           0.08%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.04%          0.08%          0.12%            0.04%           0.08%
-----------------------------------------------------------------------------------------------------------------
SMALL-CAP BLEND INDEX FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.04%          0.06%          0.10%            0.02%           0.08%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.04%          0.10%          0.14%            0.06%           0.08%
-----------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.04%          0.11%          0.15%             ----           0.15%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.04%          0.12%          0.16%            0.01%           0.15%
-----------------------------------------------------------------------------------------------------------------

                                                                           DRAFT

-----------------------------------------------------------------------------------------------------------------
                                                                  Total Annual                      Net Annual
                                                                      Fund           Expense           Fund
                                     Management       Other         Operating     Reimbursement     Operating
                                        Fees        Expenses        Expenses       and Waivers       Expenses
-----------------------------------------------------------------------------------------------------------------
SOCIAL CHOICE EQUITY FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.04%          0.06%          0.10%             ----           0.10%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.15%          0.05%          0.20%             ----           0.20%
-----------------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.09%          0.07%          0.16%             ----           0.16%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.50%          0.06%          0.56%            0.01%           0.55%
-----------------------------------------------------------------------------------------------------------------
BOND FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.08%          0.06%          0.14%             ----           0.14%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.30%          0.03%          0.33%             ----           0.33%
-----------------------------------------------------------------------------------------------------------------
INFLATION-LINKED BOND FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.09%          0.06%          0.15%            0.01%           0.14%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.30%          0.04%          0.34%             ----           0.34%
-----------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.04%          0.05%          0.09%             ----           0.09%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.10%          0.05%          0.15%             ----           0.15%
-----------------------------------------------------------------------------------------------------------------

RETIREMENT CLASS

-----------------------------------------------------------------------------------------------------------------
                                                                  Total Annual                      Net Annual
                                                                      Fund           Expense           Fund
                                     Management       Other         Operating     Reimbursement     Operating
                                        Fees        Expenses        Expenses       and Waivers       Expenses
-----------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.08%          0.45%          0.53%            0.09%           0.44%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.45%          4.22%          4.67%            4.29%           0.38%
-----------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.09%          0.49%          0.58%            0.03%           0.55%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.50%          0.37%          0.87%            0.07%           0.80%
-----------------------------------------------------------------------------------------------------------------
LARGE-CAP VALUE FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.08%          0.43%          0.51%            0.03%           0.48%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.45%          0.34%          0.79%            0.04%           0.75%
-----------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.08%          0.46%          0.54%            0.06%           0.48%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.48%          0.35%          0.83%            0.05%           0.78%
-----------------------------------------------------------------------------------------------------------------
MID-CAP VALUE FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.08%          0.44%          0.52%            0.04%           0.48%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.48%          0.34%          0.82%            0.04%           0.78%
-----------------------------------------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.08%          0.46%          0.54%            0.06%           0.48%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.48%          0.37%          0.85%            0.07%           0.78%
-----------------------------------------------------------------------------------------------------------------
LARGE-CAP GROWTH INDEX FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.04%          0.48%          0.52%            0.10%           0.42%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.04%          0.45%          0.49%            0.15%           0.34%
-----------------------------------------------------------------------------------------------------------------

                                                                           DRAFT

-----------------------------------------------------------------------------------------------------------------
                                                                  Total Annual                      Net Annual
                                                                      Fund           Expense           Fund
                                     Management       Other         Operating     Reimbursement     Operating
                                        Fees        Expenses        Expenses       and Waivers       Expenses
-----------------------------------------------------------------------------------------------------------------
LARGE-CAP VALUE INDEX FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.04%          0.93%          0.97%            0.53%           0.44%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.04%          4.37%          4.41%            4.07%           0.34%
-----------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.04%          0.44%          0.48%            0.04%           0.44%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.04%          0.35%          0.39%            0.05%           0.34%
-----------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH INDEX FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.04%          0.69%          0.73%            0.29%           0.44%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.04%          5.34%          5.38%            5.04%           0.34%
-----------------------------------------------------------------------------------------------------------------
MID-CAP VALUE INDEX FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.04%          0.96%          1.00%            0.56%           0.44%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.04%          8.02%          8.06%            7.72%           0.34%
-----------------------------------------------------------------------------------------------------------------
MID-CAP BLEND INDEX FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.04%          0.62%          0.66%            0.22%           0.44%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.04%          0.82%          0.86%            0.52%           0.34%
-----------------------------------------------------------------------------------------------------------------
SMALL-CAP GROWTH INDEX FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.04%          0.63%          0.67%            0.23%           0.44%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.04%          1.99%          2.03%            1.69%           0.34%
-----------------------------------------------------------------------------------------------------------------
SMALL-CAP VALUE INDEX FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.04%          0.87%          0.91%            0.47%           0.44%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.04%          2.47%          2.51%            2.17%           0.34%
-----------------------------------------------------------------------------------------------------------------
SMALL-CAP BLEND INDEX FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.04%          0.73%          0.77%            0.33%           0.44%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.04%          5.44%          5.48%            5.14%           0.34%
-----------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.04%          0.46%          0.50%             ----           0.50%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.04%          3.88%          3.92%            3.51%           0.41%
-----------------------------------------------------------------------------------------------------------------
SOCIAL CHOICE EQUITY FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.04%          0.48%          0.52%            0.08%           0.44%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.15%          0.39%          0.54%            0.06%           0.48%
-----------------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
-----------------------------------------------------------------------------------------------------------------
     Current                           0.09%          0.41%          0.50%            0.03%           0.47%
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                         0.50%          0.34%          0.84%            0.03%           0.81%
-----------------------------------------------------------------------------------------------------------------

                                                                           DRAFT

RETAIL CLASS

--------------------------------------------------------------------------------------------------------------
                                                                Total Annual                     Net Annual
                                                                   Fund                             Fund
                         Management   Distribution   Other       Operating         Expense        Operating
                            Fees      (12b-1) Fees  Expenses      Expenses      Reimbursement     Expenses
--------------------------------------------------------------------------------------------------------------
LARGE-CAP VALUE FUND
--------------------------------------------------------------------------------------------------------------
     Current                0.08%        0.00%        0.41%         0.49%           0.05%           0.44%
--------------------------------------------------------------------------------------------------------------
     Pro Forma              0.45%        0.25%        0.29%         0.99%           0.19%           0.80%
--------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH FUND
--------------------------------------------------------------------------------------------------------------
     Current                0.08%        0.00%        0.43%         0.51%           0.07%           0.44%
--------------------------------------------------------------------------------------------------------------
     Pro Forma              0.48%        0.35%        0.29%         1.08%           0.23%           0.85%
--------------------------------------------------------------------------------------------------------------
MID-CAP VALUE FUND
--------------------------------------------------------------------------------------------------------------
     Current                0.08%        0.00%        0.43%         0.51%           0.07%           0.44%
--------------------------------------------------------------------------------------------------------------
     Pro Forma              0.48%        0.25%        0.29%         1.02%           0.17%           0.85%
--------------------------------------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------------------------------------
     Current                0.08%        0.00%        0.30%         0.38%           0.08%           0.30%
--------------------------------------------------------------------------------------------------------------
     Pro Forma              0.48%        0.25%        0.43%         1.16%           0.31%           0.85%
--------------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES
FUND
--------------------------------------------------------------------------------------------------------------
     Current                0.09%        0.00%        0.41%         0.50%           0.05%           0.45%
--------------------------------------------------------------------------------------------------------------
     Pro Forma              0.50%        0.25%        0.24%         0.99%           0.09%           0.90%
--------------------------------------------------------------------------------------------------------------
INFLATION-LINKED BOND
FUND
--------------------------------------------------------------------------------------------------------------
     Current                0.09%        0.00%        0.24%         0.33%           0.03%           0.30%
--------------------------------------------------------------------------------------------------------------
     Pro Forma              0.30%        0.25%        0.25%         0.80%           0.30%           0.50%
--------------------------------------------------------------------------------------------------------------

LIFECYCLE FUNDS*

---------------------------------------------------------------------------------------------------------------
                                                             Total       Gross Annual                  Net
                                                             Annual       Underlying                  Annual
                                 Distribution                 Fund           Fund                      Fund
                    Management      (12b-1)       Other     Operating     Operating      Expense     Operating
                       Fees          Fees       Expenses    Expenses      Expenses     Reimbursement Expenses
---------------------------------------------------------------------------------------------------------------
LIFECYCLE FUND -
2010 FUND
---------------------------------------------------------------------------------------------------------------
     Current          0.10%          0.05%        0.31%       0.46%         0.19%          0.05%      0.60%
---------------------------------------------------------------------------------------------------------------
     Pro Forma        0.10%          0.05%        0.31%       0.46%         0.35%          0.10%      0.71%
---------------------------------------------------------------------------------------------------------------
LIFECYCLE FUND -
2015 FUND
---------------------------------------------------------------------------------------------------------------
     Current          0.10%          0.05%        0.31%       0.46%         0.19%          0.04%      0.61%
---------------------------------------------------------------------------------------------------------------
     Pro Forma        0.10%          0.05%        0.31%       0.46%         0.36%          0.11%      0.71%
---------------------------------------------------------------------------------------------------------------
LIFECYCLE FUND -
2020 FUND
---------------------------------------------------------------------------------------------------------------
     Current          0.10%          0.05%        0.31%       0.46%         0.20%          0.05%      0.61%
---------------------------------------------------------------------------------------------------------------
     Pro Forma        0.10%          0.05%        0.31%       0.46%         0.36%          0.10%      0.72%
---------------------------------------------------------------------------------------------------------------
LIFECYCLE FUND -
2025 FUND
---------------------------------------------------------------------------------------------------------------
     Current          0.10%          0.05%        0.31%       0.46%         0.20%          0.05%      0.61%
---------------------------------------------------------------------------------------------------------------
     Pro Forma        0.10%          0.05%        0.31%       0.46%         0.36%          0.10%      0.72%
---------------------------------------------------------------------------------------------------------------

                                                                           DRAFT

---------------------------------------------------------------------------------------------------------------
                                                             Total       Gross Annual                  Net
                                                             Annual       Underlying                  Annual
                                 Distribution                 Fund           Fund                      Fund
                    Management      (12b-1)       Other     Operating     Operating      Expense     Operating
                       Fees          Fees       Expenses    Expenses      Expenses     Reimbursement Expenses
---------------------------------------------------------------------------------------------------------------
LIFECYCLE FUND -
2030 FUND
---------------------------------------------------------------------------------------------------------------
     Current          0.10%          0.05%        0.31%       0.46%         0.20%          0.05%      0.61%
---------------------------------------------------------------------------------------------------------------
     Pro Forma        0.10%          0.05%        0.31%       0.46%         0.37%          0.11%      0.72%
---------------------------------------------------------------------------------------------------------------
LIFECYCLE FUND -
2035 FUND
---------------------------------------------------------------------------------------------------------------
     Current          0.10%          0.05%        0.31%       0.46%         0.21%          0.06%      0.61%
---------------------------------------------------------------------------------------------------------------
     Pro Forma        0.10%          0.05%        0.31%       0.46%         0.37%          0.11%      0.72%
---------------------------------------------------------------------------------------------------------------
LIFECYCLE FUND -
2040 FUND
---------------------------------------------------------------------------------------------------------------
     Current          0.10%          0.05%        0.31%       0.46%         0.21%          0.06%      0.61%
---------------------------------------------------------------------------------------------------------------
     Pro Forma        0.10%          0.05%        0.31%       0.46%         0.37%          0.11%      0.72%
---------------------------------------------------------------------------------------------------------------

* The "Other Expenses" of the Lifecycle Funds include the expenses of the underlying Funds in which they invest, which are reduced by the waivers noted above.

Note that the Board obtained the Advisor's agreement to waive the Lifecycle Funds' investment management fees if the fee increases on the Institutional Funds in which the Lifecycle Funds invest are approved by shareholders.

The following example indicates the expenses you would pay under the current and proposed expense structures, assuming an initial investment of $10,000, a 5% total annual return each year, and redemption at the end of each period. This example also assumes that there will be no expense reimbursement in place after one year, except for the Index Funds, which will have their current expense reimbursement in place for five years. Your actual cost may be higher or lower.

INSTITUTIONAL CLASS

------------------------------------------------------------------------------------------------------------------
                                1 Year                3 Years                5 Years              10 Years
------------------------------------------------------------------------------------------------------------------
GROWTH EQUITY FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $14                   $47                   $ 84                  $191
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $13                  $128                   $254                  $626
------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $14                   $45                   $ 79                  $179
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $13                  $123                   $244                  $602
------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY
FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $20                   $64                   $113                  $255
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $57                  $179                   $313                  $701
------------------------------------------------------------------------------------------------------------------
LARGE-CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $14                   $52                   $ 93                  $214
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $49                  $154                   $269                  $604
------------------------------------------------------------------------------------------------------------------

                                                                           DRAFT

------------------------------------------------------------------------------------------------------------------
                                1 Year                3 Years                5 Years              10 Years
------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $15                   $53                   $ 94                  $215
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $56                  $192                  $ 339                  $770
------------------------------------------------------------------------------------------------------------------
MID-CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $15                   $53                   $ 94                  $215
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $56                  $185                   $326                  $735
------------------------------------------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $15                   $59                   $108                  $250
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $56                  $178                   $312                  $701
------------------------------------------------------------------------------------------------------------------
LARGE-CAP GROWTH INDEX
FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $ 8                   $32                    $59                  $138
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $ 8                   $30                    $54                  $126
------------------------------------------------------------------------------------------------------------------
LARGE-CAP VALUE INDEX
FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $ 8                   $30                    $54                  $126
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $ 8                   $30                    $54                  $126
------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $ 8                   $26                    $45                  $103
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $ 8                   $26                    $45                  $103
------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $ 8                   $32                    $59                  $138
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $ 8                   $26                    $45                  $103
------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH INDEX
FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $ 8                   $32                   $ 59                  $138
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $ 8                   $41                    $78                  $185
------------------------------------------------------------------------------------------------------------------
MID-CAP VALUE INDEX FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $ 8                   $28                    $50                  $114
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $ 8                   $37                    $68                  $162
------------------------------------------------------------------------------------------------------------------
MID-CAP BLEND INDEX FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $ 8                   $30                    $54                  $126
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $ 8                   $37                    $68                  $162
------------------------------------------------------------------------------------------------------------------
SMALL-CAP GROWTH INDEX
FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $ 8                   $30                    $54                  $126
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $ 8                   $37                    $68                  $162
------------------------------------------------------------------------------------------------------------------
SMALL-CAP VALUE INDEX
FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $ 8                   $30                    $54                  $126
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $ 8                   $35                    $64                  $150
------------------------------------------------------------------------------------------------------------------
SMALL-CAP BLEND INDEX
FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $ 8                   $30                    $54                  $126
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $ 8                   $39                    $73                  $174
------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY
INDEX FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $15                   $48                   $ 85                  $192
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $15                   $51                    $89                  $204
------------------------------------------------------------------------------------------------------------------

                                                                           DRAFT

------------------------------------------------------------------------------------------------------------------
                                1 Year                3 Years                5 Years              10 Years
------------------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES
FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $16                   $52                   $ 90                  $205
-----------------------------------------------------------------------------------------------------------------
     Pro Forma                    $56                  $178                   $312                  $701
------------------------------------------------------------------------------------------------------------------
SOCIAL CHOICE EQUITY
FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $10                   $32                   $ 56                  $128
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $20                   $64                   $113                  $255
------------------------------------------------------------------------------------------------------------------
BOND FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $14                   $45                   $ 79                  $179
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $34                  $106                   $185                  $418
------------------------------------------------------------------------------------------------------------------
INFLATION-LINKED BOND
FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $14                   $47                   $ 84                  $191
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $35                  $109                   $191                  $431
------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $ 9                   $29                   $ 51                  $115
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $15                   $48                    $85                  $192
------------------------------------------------------------------------------------------------------------------

                                                                           DRAFT

RETIREMENT CLASS

------------------------------------------------------------------------------------------------------------------
                                1 Year                3 Years                5 Years              10 Years
------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $45                  $ 161                 $ 287                  $ 656
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $39                 $1,062                $2,181                 $5,465
------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY
FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $56                   $183                  $321                  $ 723
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $82                   $271                  $476                 $1,069
------------------------------------------------------------------------------------------------------------------
LARGE-CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $49                   $161                  $282                   $638
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $77                   $248                  $435                   $976
------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $49                   $167                  $296                  $ 671
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $80                   $260                  $456                 $1,023
------------------------------------------------------------------------------------------------------------------
MID-CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $49                   $163                  $287                  $ 649
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $80                   $258                  $451                 $1,012
------------------------------------------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $49                   $167                  $296                  $ 671
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $80                   $264                  $465                 $1,046
------------------------------------------------------------------------------------------------------------------
LARGE-CAP GROWTH INDEX
FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $43                   $157                  $281                   $643
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $35                   $142                  $260                   $605
------------------------------------------------------------------------------------------------------------------
LARGE-CAP VALUE INDEX
FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $45                   $256                 $ 485                 $1,141
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $35                 $1,001                $2,060                 $5,170
------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $45                   $150                  $265                   $600
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $35                   $120                  $214                   $489
------------------------------------------------------------------------------------------------------------------
MID-CAP-GROWTH INDEX
FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $45                   $204                 $ 377                  $ 879
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $35                 $1,214                $2,506                 $6,300
------------------------------------------------------------------------------------------------------------------
MID-CAP VLUE INDEX FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $45                  $263                  $ 498                 $1,174
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $35                $1,801                 $3,737                 $9,421
------------------------------------------------------------------------------------------------------------------

                                                                           DRAFT

------------------------------------------------------------------------------------------------------------------
                                1 Year                3 Years                5 Years              10 Years
------------------------------------------------------------------------------------------------------------------
MID-CAP BLEND INDEX FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $45                   $189                  $346                  $ 802
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $35                   $223                  $430                 $1,036
------------------------------------------------------------------------------------------------------------------
SMALL-CAP GROWTH INDEX
FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $45                   $191                  $350                  $ 813
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $35                   $480                  $967                 $2,399
------------------------------------------------------------------------------------------------------------------
SMALL-CAP VLUE INDEX
FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $45                   $243                 $ 458                 $1,076
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $35                   $585                $1,188                 $2,958
------------------------------------------------------------------------------------------------------------------
SMALL-CAP BLEND INDEX
FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $45                   $213                 $ 395                  $ 923
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $35                 $1,236                $2,552                 $6,416
------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY
INDEX FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $51                   $160                 $ 280                  $ 628
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $42                   $900                $1,839                 $4,589
------------------------------------------------------------------------------------------------------------------
SOCIAL CHOICE EQUITY
FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $45                   $159                  $283                  $ 645
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $49                   $167                  $296                  $ 673
------------------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES
FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $48                   $157                  $277                  $ 625
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $83                   $265                  $463                 $1,036
------------------------------------------------------------------------------------------------------------------

RETAIL CLASS

------------------------------------------------------------------------------------------------------------------
                                1 Year                3 Years                5 Years              10 Years
------------------------------------------------------------------------------------------------------------------
LARGE-CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $45                   $152                  $269                  $ 611
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $82                   $297                  $530                 $1,205
------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $45                   $156                  $278                  $ 634
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $87                   $321                  $575                 $1,309
------------------------------------------------------------------------------------------------------------------
MID-CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $45                   $156                  $278                  $ 634
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $87                   $308                  $548                 $1,241
------------------------------------------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $31                   $114                  $205                  $ 473
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $87                   $339                  $612                 $1,400
------------------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES
FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $46                   $155                  $275                  $ 623
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $92                   $307                  $539                 $1,209
------------------------------------------------------------------------------------------------------------------
INFLATION-LINKED BOND
FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $31                   $103                  $182                  $415
------------------------------------------------------------------------------------------------------------------
     Pro Forma                    $51                   $226                  $417                  $975
------------------------------------------------------------------------------------------------------------------

LIFECYCLE FUNDS

------------------------------------------------------------------------------------------------------------------
                                1 Year                3 Years                5 Years              10 Years
------------------------------------------------------------------------------------------------------------------
LIFECYCLE FUND - 2010
FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $66                   $207
------------------------------------------------------------------------------------------------------------------
     Pro Forma
------------------------------------------------------------------------------------------------------------------

                                                                           DRAFT

------------------------------------------------------------------------------------------------------------------
                                1 Year                3 Years                5 Years              10 Years
------------------------------------------------------------------------------------------------------------------
LIFECYCLE FUND - 2015
FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $66                   $208
------------------------------------------------------------------------------------------------------------------
     Pro Forma
------------------------------------------------------------------------------------------------------------------
LIFECYCLE FUND - 2020
FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $67                   $210
------------------------------------------------------------------------------------------------------------------
     Pro Forma
------------------------------------------------------------------------------------------------------------------
LIFECYCLE FUND - 2025
FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $67                   $211
------------------------------------------------------------------------------------------------------------------
     Pro Forma
------------------------------------------------------------------------------------------------------------------
LIFECYCLE FUND - 2030
FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $68                   $212
------------------------------------------------------------------------------------------------------------------
     Pro Forma
------------------------------------------------------------------------------------------------------------------
LIFECYCLE FUND - 2035
FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $68                   $214
------------------------------------------------------------------------------------------------------------------
     Pro Forma
------------------------------------------------------------------------------------------------------------------
LIFECYCLE FUND - 2040
FUND
------------------------------------------------------------------------------------------------------------------
     Current                      $69                   $215
------------------------------------------------------------------------------------------------------------------
     Pro Forma
------------------------------------------------------------------------------------------------------------------

                   PROPOSAL 4 - APPROVAL OF DISTRIBUTION PLAN

THE BOARD HAS UNANIMOUSLY APPROVED, AND RECOMMENDS THAT THE RETAIL CLASS SHAREHOLDERS OF EACH RETAIL CLASS FUND VOTE FOR THE APPROVAL OF, THE DISTRIBUTION PLAN WITH RESPECT TO THEIR SHARES

The Board is recommending that Retail Class shareholders of the Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Real Estate Securities Fund and Inflation-Linked Bond Fund (collectively, the "Retail Class Funds") approve a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act with respect to the Retail Class shares of these Funds. Rule 12b-1 requires that any direct payments of distribution expenses by funds may only occur pursuant to a distribution plan adopted in compliance with the Rule. The Distribution Plan will enable the Funds to reimburse Teachers Personal Investors Services, Inc. ("TPIS"), the Funds' distributor, for its efforts in promoting and distributing fund shares, which is expected to help increase assets in the Retail Class Funds. An increase in assets of the Retail Class Funds will allow the funds to achieve greater economies of scale and lower overall expense ratios by spreading expenses over a wider asset base.

A copy of the Distribution Plan is attached to this Proxy Statement as Exhibit
H.

What are the Terms of the Distribution Plan?

Under the terms of the Distribution Plan, TPIS can be reimbursed for all or part of certain expenses that it incurs in connection with the promotion and distribution of the Retail Class shares, as approved by the Board, up to an annual rate of 0.25% of the average daily net asset value of shares of the Retail Class. Reimbursements by the Retail Class shares under the Distribution Plan are calculated daily and paid monthly. The expenses eligible for

                                                                           DRAFT

reimbursement under the Distribution Plan include, but are not limited to, compensation of dealers and others for the expenses of their various activities primarily intended to promote the sale of its shares, and for providing personal and account maintenance services to holders of shares and salaries and other expenses relating to account servicing efforts.

Pursuant to the Distribution Plan, at least quarterly, TPIS will provide the Institutional Funds with a written report of the amounts expended under the Distribution Plan and the purpose for those expenditures. The Trustees will review these reports to determine their continued appropriateness.

The Distribution Plan provides that it continues in effect only so long as its continuance is approved at least annually by a majority of the Trustees who are not "interested persons" of the Institutional Funds. The Distribution Plan provides that it may be terminated without penalty with respect to the Retail Class shares of a Fund at any time: (a) by vote of a majority of the Trustees who are not "interested persons" of the Institutional Funds; or (b) by a vote of a majority of the votes attributable to the Retail Class shares of the Retail Class Fund. The Distribution Plan further provides that it may not be amended to increase materially the maximum amount of the fees specified therein with respect to the Retail Class shares without shareholder approval. In addition, the Distribution Plan provides that no material amendment to the Distribution Plan will, in any event, be effective unless it is approved by a majority vote of the Trustees who are not "interested persons" of the Institutional Funds.

If the Distribution Plan is approved by shareholders of a Retail Class Fund, it is contemplated that the Distribution Plan will become effective on November 1, 2005.

What Factors Did the Board Consider in Approving the Distribution Plan?

The Distribution Plan was unanimously approved by the Trustees in person at a meeting held on May 17, 2005. None of the Trustees have a direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related to the Distribution Plan.

In approving the Distribution Plan, the Board considered whether adoption of the Distribution Plan is reasonably likely to benefit Retail Class shareholders and the Funds, and weighed the anticipated benefits to shareholders against the level of fees charged by the Distribution Plan. The Board noted that the ability to successfully distribute Retail Class shares was an important part of the overarching effort to restructure and reposition the Funds. The Trustees considered that the Advisor did not have adequate revenues to continue to pay for the promotion and distribution of Retail Class shares. They considered that promotion and distribution efforts were critical to increasing Fund assets, which could produce economies and scale and allow the Funds to reach breakpoints. This would help lower overall expense ratios for the Retail Class Funds. Additionally, the enhanced distribution of Retail Class shares under the Distribution Plan is expected to lead to steadier inflows of cash into the Funds, which would, in turn, make it easier to manage the Funds and lessen the occasions where portfolio securities would need to be sold to meet redemptions.

The Board also considered the following:

                                                                           DRAFT

         o The Distribution Plan is a reimbursement plan, in which the Board has annual control on the amount to pay out--up to the maximum stated in the Distribution Plan.
         o Management is proposing that the Plan be phased in gradually. During the first two years, TPIS would not ask for any reimbursement of distribution expenses for Retail Class shares; and after that, the reimbursements would be increased incrementally until all Retail Class distribution expenses (up to 25 basis points) would be paid for by the Funds.
         o The Distribution Plan's maximum fees are within the same range as or lower than fees of other comparable funds, which range from approximately 10 to 100 basis points.
         o At the Board's suggestion, management has proposed methods to limit the expenses of the Retail Class. In particular, the Advisor has agreed to cap the total expenses of the Funds, including distribution fees, until 2007 and to impose a fee on small accounts that would target those accounts responsible for some of the high costs to the Funds. In addition, TPIS has agreed not to ask for reimbursements of its distribution expenses for until 2007.

After considering these factors, the Trustees concluded that there was a reasonable likelihood that the Distribution Plan would benefit each Retail Class Fund and its respective Retail Class shareholders, and unanimously approved the adoption of the Distribution Plan.

                             ADDITIONAL INFORMATION

Beneficial Ownership

Except as set forth in Exhibit I, as of May 31, 2005, Institutional Funds does not know of any person who owns beneficially or of record 5% or more of the outstanding shares of any class of any Fund. As of that same date, the Trustees and officers of Institutional Funds, in the aggregate, owned less than 1% of any class of any Fund.

Distributor

The shares of the Funds are distributed by TPIS, a subsidiary of TIAA that is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The TIAA Board of Overseers, a New York membership corporation, owns all of the stock of TIAA. The address for TPIS is 730 Third Avenue, New York, New York 10017-3206.

                                  OTHER MATTERS

Means of Soliciting Proxies

This proxy solicitation will be conducted mainly by mail, telephone, and the Internet, but it may also be by any other method of electronic communication or by personal interview. The Funds have retained D. F. King & Co., Inc. of New York, NY ("DF King") to assist in the solicitation of proxies. The costs of retaining DF King, which are anticipated to be $98,000 and other

                                                                           DRAFT

expenses incurred in connection with the drafting, printing and mailing of this proxy statement, the solicitation of proxies and the holding of the special meeting, will be borne by the Advisor, and not by any of the Funds.

Proposals of Persons with Voting Rights

As a general matter, Institutional Funds does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of Institutional Funds' shareholders should send such proposals to the Funds' Secretary. Proposals must be received a reasonable amount of time prior to any meeting to be included in the proxy materials. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Annual Reports

If you would like a free copy of the Institutional Funds' most recent semi-annual and annual reports, you can visit the TIAA-CREF Web site at www.tiaa-cref.org or use our on-line request form to request mailed versions. Alternatively, you can call 1 877 518-9161 or write to us at 730 Third Avenue, New York, New York 10017-3206 to request copies of these documents.

                                                                           DRAFT

144735v2

                                    EXHIBIT A

  [Letter from E&Y pursuant to Item 304(a)(3) of Regulation S-K to be Inserted]

                                                                           DRAFT

                                    EXHIBIT B

                         INVESTMENT MANAGEMENT AGREEMENT
                    FOR TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
                    ----------------------------------------

         THIS AGREEMENT is made this [___] day of [__], 2005, by and between TIAA-CREF Institutional Mutual Funds (the "Trust"), a Delaware statutory trust, and Teachers Advisors, Inc. (the "Advisor"), a Delaware corporation.

         WHEREAS, Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently consists of several series divided into various classes (listed on Appendix A hereto), and may consist of additional series or classes in the future (collectively, the "Funds");

         WHEREAS, Advisor is engaged principally in the business of rendering investment advisory and management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

         WHEREAS, Trust desires to retain Advisor to render investment advisory and management services to the Funds, in the manner and on the terms and conditions set forth in this Agreement;

         WHEREAS, Advisor is willing to provide investment advisory and management services to the Funds in the manner and on the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Trust and Advisor hereby agree as follows:

         1.       Appointment.

         Trust hereby appoints Advisor to act as the Funds' investment adviser and manager for the periods and on the terms set forth herein. Advisor hereby accepts the appointment as investment adviser and manager, and agrees, subject to the supervision of the board of trustees of Trust (the "Board"), to furnish the services and assume the obligations set forth in this Agreement for the compensation provided for herein.

         2.       Generally.

                  (a) As the Funds' investment adviser and manager, Advisor shall be subject to: (1) the restrictions of the Declaration of Trust of Trust, as amended from time to time; (2) the provisions of the 1940 Act and the Advisers Act; (3) the statements relating to the Funds' investment objectives, investment policies and investment restrictions as set forth in the currently effective (and as amended from time to time) registration statement of Trust under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act;
(4) any applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"); and such other limitations as Trust shall communicate to Advisor in writing.

                  (b) Advisor shall, for all purposes herein, be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Trust or a Fund in any way or otherwise be deemed an agent of Trust or a Fund.

                  (c) Advisor shall, for purposes of this Agreement, have and exercise full investment discretion and authority to act as agent for the Funds in buying, selling or otherwise disposing of or managing the Funds' investments, directly or through sub-advisers, subject to supervision by the Board.

         3.       Investment Advisory Services

                  (a) Advisor shall provide the Funds with such investment research, advice and supervision as Advisor may from time to time consider necessary or appropriate for the proper management of the assets of each Fund, shall furnish continuously an investment program for each Fund, shall determine which securities or other investments shall be purchased, sold or exchanged and what portions of each Fund shall be held in the various securities or other investments or cash, and shall take such steps as are necessary to implement an overall investment plan for each Fund, including providing or obtaining such services as may be necessary in managing, acquiring or disposing of securities, cash or other investments.

                  (b) Trust has furnished or will furnish Advisor with copies of Trust's registration statement and Declaration of Trust, as currently in effect and agrees during the continuance of this Agreement to furnish Advisor with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Advisor will be entitled to rely on all documents furnished by Trust.

                  (c) Advisor shall take, on behalf of each Fund, all actions that it deems necessary to implement the investment policies of such Fund, and in particular, to place all orders for the purchase or sale of portfolio investments for the account of each Fund with brokers, dealers, futures commission merchants or banks selected by Advisor. Advisor also is authorized as the agent of Trust to give instructions to any service provider serving as custodian of the Funds as to deliveries of securities and payments of cash for the account of each Fund. In selecting brokers or dealers and placing purchase and sale orders with respect to assets of a Fund, Advisor is directed at all times to seek to obtain best execution within the policy guidelines determined by the Board and set forth in the current registration statement. Subject to this requirement and the provisions of the 1940 Act, the Advisers Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and other applicable provisions of law, Advisor may select brokers or dealers that are affiliated with Advisor or Trust.

                  (d) Consistent with Advisor's obligation to provide best execution, Advisor may also take into consideration research and statistical information, wire, quotation and other services provided by brokers and dealers to Advisor. Advisor is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer, viewed in terms of either that particular transaction or Advisor's overall responsibilities with respect to each Fund. The policies with respect to brokerage allocation, determined from time to time by the Board are those disclosed in the currently effective registration statement. Advisor will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by Advisor in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

                  (e) As part of carrying out its obligations to manage the investment and reinvestment of the assets of each Fund consistent with the requirements under the 1940 Act, Advisor shall:

                           (1) Perform research and obtain and analyze pertinent economic, statistical, and financial data relevant to the investment policies of each Fund as set forth in Trust's registration statement;

                           (2) Consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for each Fund for approval, modification, or rejection by the Board;

                           (3) Seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;

                           (4) Take such steps as are necessary to implement any overall investment strategies approved by the Board for each Fund, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, managing investments and any other property of the Fund, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

                           (5) Regularly report to the Board with respect to the performance of the Funds, the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of each Fund;

                           (6) Maintain all required books, accounts, records, memoranda, instructions or authorizations with respect to the investment-related activities of the Funds;

                           (7) Furnish any personnel, office space, equipment and other facilities necessary for the investment-related activities of the Funds;

                           (8) Provide the Funds with such accounting or other data concerning the Funds' investment-related activities as shall be necessary or required to prepare and to file all periodic financial reports or other documents required to be filed with the Securities and Exchange Commission and any other regulatory entity;

                           (9) Assist in determining each business day the net asset value of the shares of each Fund in accordance with applicable law; and

                           (10) Enter into any written investment advisory or investment sub-advisory contract with another affiliated or unaffiliated party, subject to any approvals required by Section 15 of the 1940 Act, pursuant to which such party will carry out some or all of Advisor's responsibilities (as specified in such investment advisory or investment sub-advisory contract) listed above.

         4.       General Management Services.

                 (a) Advisor shall manage or supervise all aspects of the Funds' operations, including transfer agency, dividend disbursing, legal, accounting, administrative and shareholder services. These services may be provided by Advisor or by third-party service providers, such as custodians, transfer agents and fund administrators. Advisor's general management services shall include, but be limited to:

                           (1) Supervising the performance of custodians, transfer agents, fund administrators, and other persons in any capacity deemed to be necessary to a Fund's operations;

                           (2) Furnishing or overseeing the furnishing of any personnel, office space, equipment and other facilities necessary for the non-investment-related operations of the Fund;

                           (3) Calculating or monitoring the calculation of the net asset value of each Fund at such times and in such manner as specified in Trust's current registration statement and at such other times upon which the parties hereto may from time to time agree;

                           (4) Providing or overseeing the provision of customary accounting and auditing services for registered investment companies and their series, including portfolio accounting, dividend and distribution determinations, and the calculation and preparation of any financial information or schedules, for Trust and the Funds;

                           (5) Preparing and filing or supervising the preparation and filing of all federal, state, and local tax returns and reports relating to each Fund;

                           (6) Preparing and filing or supervising the preparation and filing of any documents required to be filed on behalf of Trust or the Funds with the Securities Exchange Commission and/or other federal, state and local authorities as may be required by applicable law, including proxy materials, registration statements and post-effective amendments thereto, shareholder reports, and Rule 24f-2 notices;

                           (7) Preparing and filing or supervising the preparation and filing of notices to qualify the Funds' shares to be offered in such states;

                           (8) Maintaining or overseeing the maintenance of such non-investment activity-related books and records of the Funds as may be required by applicable law;

                           (9) Providing or overseeing the organization and recordkeeping for meetings of the Board, including preparing such materials and reports and making its officers and employees available to the Board for consultation and discussions regarding the operations and management of the Funds;

                           (10) Developing and implementing or overseeing the development and implementation of a program to monitor Trust's and the Funds' compliance with regulatory requirements and the Funds' own limitations and public statements; and

                           (11) Supervising or providing any other services necessary for the ordinary operation of Trust and the Funds.

                  (b) Nothing in this Agreement shall be deemed to diminish the obligations of any agent of Trust or other person not a party to this Agreement that is obligated to provide services to the Funds.

         5.       Allocation of Charges and Expenses.

                  (a) Advisor. Advisor assumes the expense of and shall pay for the performance of its investment-related obligations under Section 3 of the Agreement, including the fees payable to any investment adviser or sub-adviser engaged pursuant to Section 3(e)(10) of this Agreement, and its operational oversight obligations under Section 4 of this Agreement, but Advisor does not assume any of the expense of and shall not pay for any Fund's direct operational expenses (as detailed in Section 5(b)). Advisor shall at its own expense provide the office space, equipment and facilities that is necessary to provide the investment-related and operational oversight services described under Sections 3 and 4, respectively, of this Agreement, and shall pay all compensation of officers of Trust and all trustees of Trust who are affiliated persons of Advisor, except as otherwise specified in this Agreement.

                  (b) Fund. Except as provided in Section 5(a), each Fund shall bear all of its operational expenses including, but not limited to: compensation of Advisor under this Agreement, custodian fees; transfer agent fees; pricing costs (including the daily calculation of net asset value); fund accounting fees; legal fees; expenses of shareholders' and/or trustees' meetings; cost of printing and mailing shareholder reports and proxy statements; maintenance of non-investment-related books and records, compliance program development and implementation costs, costs of preparing, printing and mailing registration statements and updated prospectuses to current shareholders; costs in connection with the registration or qualification of shares with federal and state securities authorities and the continued qualification of shares for sale; expenses of all audits by Trust's independent accountants, costs of preparing and filing reports with regulatory bodies; costs of the maintenance of Trust's fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums; the fees of any trade association of which the Funds are members; fees and expenses of trustees who are not "interested persons" (as such term is defined in the 1940 Act) of Trust (the "disinterested trustees"); brokerage commissions, dealer markups and other expenses incurred in the acquisition or disposition of any securities or other investments; costs, including the interest expense, of borrowing money; preparing and filing tax returns, the payment of any taxes; and extraordinary expenses (including extraordinary litigation expenses and extraordinary consulting expenses).

         (c) Allocation Procedures. At least annually, within [60] days of the Trust's fiscal year end, or more frequently at the request of the Board, Advisor will submit to the Board for review and approval at the Board's next regularly-scheduled meeting, the allocations of all charges and expenses covered by this Section 5 and the methodology and rationale therefore, including all such allocations between the Trust and Advisor and between and among the Funds.

         6.       Compensation of Advisor.

                  (a) For the services rendered, the facilities furnished and expenses assumed by Advisor, the Fund shall pay to Advisor at the end of each calendar month an annualized fee calculated as a percentage of the average value of the net assets each day for each Fund during that month at the annual rates set forth at Appendix A hereto.

                  (b) Advisor's fee shall be accrued daily proportionately at 1/365th (1/366th for a leap year) of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of each Fund shall be determined in the manner and on the dates set forth in the Declaration of Trust or the current registration statement of Trust and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined.

                  (c) In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen business days of the date of termination.

                  (d) During any period when the determination of net asset value is suspended, the net asset value of a Fund as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

         7.       Limitation of Liability.

                  (a) Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of Trust or any Fund, except (i) for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder, and (ii) to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

                  (b) Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust and agrees that obligations assumed by Trust or each Fund pursuant to this Agreement shall be limited in all cases to Trust or that Fund and its respective assets. Advisor agrees that it shall not seek satisfaction of any such obligation from the shareholders of Trust, nor from the trustees, officers, employees or agents of Trust.

         8.       Activities of Advisor.

                  (a) The services of Advisor are not deemed to be exclusive, and Advisor is free to render services to others, so long as Advisor's services under this Agreement are not impaired. It is understood that trustees, officers, employees and shareholders of Trust are or may become interested persons of Advisor, as directors, officers, employees and shareholders or otherwise, and that directors, officers, employees and shareholders of Advisor are or may become similarly interested persons of Trust, and that Advisor may become interested in Trust or the Funds as a shareholder or otherwise.

                  (b) It is agreed that Advisor may use any supplemental investment research obtained for the benefit of the Funds in providing investment advice to its other investment advisory accounts. Advisor or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the placement of business for Advisor or other entities advised by Advisor will be considered by and may be useful to Advisor in carrying out its obligations to the Funds.

                  (c) Nothing in this Agreement shall preclude the aggregation of orders for the sale or purchase of securities or other investments by two or more Funds or by the Funds and other mutual funds, separate accounts, or other accounts (collectively, "Advisory Clients") managed by Advisor, provided that:

                           (1) Advisor's actions with respect to the aggregation of orders for multiple Advisory Clients, including the Funds, are consistent with the then-current positions in this regard taken by the Securities and Exchange Commission or its staff through releases, "no-action" letters, or otherwise; and

                           (2) Advisor's policies with respect to the aggregation of orders for multiple Advisory Clients have been previously submitted and periodically approved by the Board of Trustees.

                  (d) Neither Advisor, nor any of its directors, officers, or personnel, nor any person, firm, or corporation controlling, controlled by, or under common control with it shall act as a principal or receive any commission as agent in connection with the purchase or sale of assets for a Fund, except as may be permitted under applicable law.

         9.       Books and Records.

                  (a) Advisor hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 and Rule 2a-7 under the 1940 Act, all records that are required to be maintained by Trust pursuant to the requirements of Rule 31a-1 and Rule 2a-7 of the 1940 Act.

                  (b) Advisor agrees that all books and records which it maintains for Trust are the property of Trust and further agrees to surrender promptly to Trust any such books, records or information upon Trust's request. All such books and records shall be made available, within five business days of a written request, to Trust's accountants or auditors during regular business hours at Advisor's offices. Trust or its authorized representative shall have the right to copy any records in the possession of Advisor that pertain to Trust or the Funds. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Trust free from any claim or assertion of rights by Advisor.

                  (c) Advisor further agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement and that it will keep confidential any information obtained pursuant to this Agreement and disclose such information only if Trust has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

         10.      Duration and Termination of this Agreement.

                  (a) This Agreement shall not become effective with respect to a Fund unless and until it is approved by the Board, including a majority of trustees who are not parties to this Agreement or interested persons of any such party, and by the vote of a majority of the outstanding voting shares of such Fund. This Agreement shall come into full force and effect on the date that it is so approved, provided that it shall not become effective as to any subsequently created Fund until it has been approved by the Board specifically for such Fund. As to each Fund, the Agreement shall continue in effect for two years from the date on which it becomes effective and shall thereafter continue in effect from year to year so long as such continuance is specifically approved for such Fund at least annually by: (i) the Board, or by the vote of a majority of the outstanding voting shares of such Fund; and (ii) a majority of those trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

                  (b) This Agreement may be terminated at any time as to any Fund or to all Funds, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting shares of the applicable Fund, or by Advisor, on 60 days' written notice to the other party. If this Agreement is terminated only with respect to one or more, but less than all, of the Funds, or if a different investment adviser is appointed with respect to a new Fund, the Agreement shall remain in effect with respect to the remaining Fund(s).

                  (c) This Agreement shall automatically terminate in the event of its assignment.

         11. Amendments of this Agreement. This Agreement may be amended as to each Fund only in accordance with the provisions of the 1940 Act.

         12. Definitions of Certain Terms. The terms "assignment," "affiliated person," "interested person," and "majority of the outstanding voting shares" when used in this Agreement, shall have the respective meanings specified in the 1940 Act.

         13. Governing Law. This Agreement shall be construed in accordance with laws of the State of New York, and applicable provisions of the 1940 Act, the Advisers Act, and the 1934 Act.

         14. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall be deemed one instrument.

         16. Notices. All notices and other communications provided for hereunder shall be in writing and shall be delivered by hand or mailed first class, postage prepaid, addressed as follows:

                  (a)      If to Trust or the Funds -

                           TIAA-CREF Institutional Mutual Funds
                           730 Third Avenue
                           New York, New York 10017-3206
                           Attention: [_____________]

                  (b)      If to Advisor -

                           Teachers Advisors, Inc.
                           730 Third Avenue
                           New York, New York 10017-3206
                           Attention: Scott Evans

or to such other address as Trust or Advisor shall designate by written notice to the other.

         17. Miscellaneous. Captions in this Agreement are included for convenience or reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         IN WITNESS WHEREOF, Trust and Advisor have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers on the day and year first above written.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

By:  __________________________     Attest:  __________________________
Title:  __________________________  Title:  __________________________


TEACHERS ADVISORS, INC.

By:  __________________________     Attest:  __________________________
Title:  __________________________  Title:  __________________________

                                   APPENDIX A
                                   ----------

International Equity Fund
Real Estate Securities Fund

            Assets Under Management (Billions)           Fee Rate (average daily net assets)
--------------------------------------------------------------------------------------------------------
                        $0.0--$1.0                                      0.50%
--------------------------------------------------------------------------------------------------------
                      Over $1.0--$2.5                                   0.48%
--------------------------------------------------------------------------------------------------------
                      Over $2.5--$4.0                                   0.46%
--------------------------------------------------------------------------------------------------------
                         Over $4.0                                      0.44%
--------------------------------------------------------------------------------------------------------

Growth Equity Fund
Growth & Income Fund
Large-Cap Value Fund

            Assets Under Management (Billions)             Fee Rate (average daily net assets)
--------------------------------------------------------------------------------------------------------
                        $0.0--$1.0                                      0.45%
--------------------------------------------------------------------------------------------------------
                      Over $1.0--$2.5                                   0.43%
--------------------------------------------------------------------------------------------------------
                      Over $2.5--$4.0                                   0.41%
--------------------------------------------------------------------------------------------------------
                         Over $4.0                                      0.39%
--------------------------------------------------------------------------------------------------------

Mid-Cap Growth Fund
Mid-Cap Value Fund
Small-Cap Equity Fund

            Assets Under Management (Billions)              Fee Rate (average daily net assets)
--------------------------------------------------------------------------------------------------------
                        $0.0--$0.5                                      0.48%
--------------------------------------------------------------------------------------------------------
                     Over $0.5--$0.75                                   0.46%
--------------------------------------------------------------------------------------------------------
                     Over $0.75--$1.00                                  0.44%
--------------------------------------------------------------------------------------------------------
                         Over $1.0                                      0.42%
--------------------------------------------------------------------------------------------------------

High-Yield Bond Fund

            Assets Under Management (Billions)               Fee Rate (average daily net assets)
--------------------------------------------------------------------------------------------------------
                        $0.0--$1.0                                      0.35%
--------------------------------------------------------------------------------------------------------
                      Over $1.0--$2.5                                   0.34%
--------------------------------------------------------------------------------------------------------
                      Over $2.5--$4.0                                   0.33%
--------------------------------------------------------------------------------------------------------
                         Over $4.0                                      0.32%
--------------------------------------------------------------------------------------------------------

Bond Fund
Bond Plus Fund
Inflation-Linked Bond Fund
Tax-Exempt Bond Fund

            Assets Under Management (Billions)                 Fee Rate (average daily net assets)
--------------------------------------------------------------------------------------------------------
                        $0.0--$1.0                                      0.30%
--------------------------------------------------------------------------------------------------------
                      Over $1.0--$2.5                                   0.29%
--------------------------------------------------------------------------------------------------------
                      Over $2.5--$4.0                                   0.28%
--------------------------------------------------------------------------------------------------------
                         Over $4.0                                      0.27%
--------------------------------------------------------------------------------------------------------

Short-Term Bond Fund

            Assets Under Management (Billions)                   Fee Rate (average daily net assets)
-------------------------------------------------------------------------------------------------------
                        $0.0--$1.0                                      0.25%
-------------------------------------------------------------------------------------------------------
                      Over $1.0--$2.5                                   0.24%
-------------------------------------------------------------------------------------------------------
                      Over $2.5--$4.0                                   0.23%
-------------------------------------------------------------------------------------------------------
                         Over $4.0                                      0.22%
-------------------------------------------------------------------------------------------------------

Large-Cap Growth Index Fund
Large-Cap Value Index Fund
Equity Index Fund
S&P 500 Index Fund
Mid-Cap Growth Index Fund
Mid-Cap Value Index Fund
Mid-Cap Blend Index Fund
Small-Cap Growth Index Fund
Small-Cap Value Index Fund
Small-Cap Blend Index Fund
International Equity Index Fund

---------------------------------------------------------------------------------------------------------
                        All Assets                                      0.04%
---------------------------------------------------------------------------------------------------------

Social Choice Equity Fund

---------------------------------------------------------------------------------------------------------
                        All Assets                                      0.15%
---------------------------------------------------------------------------------------------------------

Managed Allocation Fund

---------------------------------------------------------------------------------------------------------
                        All Assets                                      0.00%
---------------------------------------------------------------------------------------------------------

Money Market Fund

---------------------------------------------------------------------------------------------------------
                        All Assets                                      0.10%
---------------------------------------------------------------------------------------------------------

Lifecycle Fund--2010 Fund
Lifecycle Fund--2015 Fund
Lifecycle Fund--2020 Fund
Lifecycle Fund--2025 Fund
Lifecycle Fund--2030 Fund
Lifecycle Fund--2035 Fund
Lifecycle Fund--2040 Fund

---------------------------------------------------------------------------------------------------------
                        All Assets                                      0.10%
---------------------------------------------------------------------------------------------------------

                                                                           DRAFT

                                    EXHIBIT C

      Information Regarding Directors and Principal Officer of the Advisor

-----------------------------------------------------------------------------------------------------------------------
 Name and Address     Position with the
                          Advisor                            Principal Occupation
-----------------------------------------------------------------------------------------------------------------------
Scott C. Evans         Director, President and            Director Executive Vice President and Chief Investment
TIAA-CREF              Chief Executive Officer            Officer of TIAA and the TIAA-CREF Funds; President and Chief
730 Third Avenue                                          Executive Officer of Investment Management and Advisors; and
New York, NY                                              Director of TIAA-CREF Life.
10017-3206

-----------------------------------------------------------------------------------------------------------------------
Erwin W. Martens       Director                           Executive Vice President, Risk Management, of TIAA and the
TIAA-CREF                                                 TIAA-CREF Funds; Director of Services, TPIS, Tuition
730 Third Avenue                                          Financing and TIAA-CREF Life; and Manager of Investment
New York, NY                                              Management
10017-3206

-----------------------------------------------------------------------------------------------------------------------
Russell Noles          Director                           Vice President and Acting Chief Financial Officer of TIAA
TIAA-CREF                                                 and the TIAA-CREF Funds; Vice President of Advisors, TPIS,
730 Third Avenue                                          Tuition Financing and Investment Management and Services;
New York, New York                                        Director of TPIS, Tuition Financing; and Manager of
10017-3206                                                Investment Management and Services.

-----------------------------------------------------------------------------------------------------------------------

                                                                           DRAFT

                                    EXHIBIT D

---------------------------------------------------------------------------------------------------
                                                         Rate of                 Waivers or
       Name of Fund            Net Assets(1)        Compensation(2)(3)         Reimbursements
       ------------            -------------        ------------------         --------------

---------------------------------------------------------------------------------------------------
   TIAA-CREF Life Funds         $46,687,734                0.23%
   Growth & Income Fund                                                             None
---------------------------------------------------------------------------------------------------
   TIAA-CREF Life Funds         $26,749,924                0.25%
    Growth Equity Fund                                                              None
---------------------------------------------------------------------------------------------------
   TIAA-CREF Life Funds         $54,356,079                0.29%
International Equity Fund                                                           None
---------------------------------------------------------------------------------------------------
   TIAA-CREF Life Funds         $44,669,334                0.24%
   Large-Cap Value Fund                                                             None
---------------------------------------------------------------------------------------------------
   TIAA-CREF Life Funds         $45,514,066                0.10%
  Small-Cap Equity Fund                                                             None
---------------------------------------------------------------------------------------------------
TIAA-CREF Life Funds Real       $64,171,802                0.25%
  Estate Securities Fund                                                            None
---------------------------------------------------------------------------------------------------
   TIAA-CREF Life Funds        $142,898,809                0.06%
     Stock Index Fund                                                               None
---------------------------------------------------------------------------------------------------
   TIAA-CREF Life Funds         $27,829,820                0.07%
Social Choice Equity Fund                                                           None
---------------------------------------------------------------------------------------------------
TIAA-CREF Life Funds Bond       $62,120,852                0.10%
           Fund                                                                     None
---------------------------------------------------------------------------------------------------
   TIAA-CREF Life Funds         $31,359,347                0.06%
    Money Market Fund                                                               None
---------------------------------------------------------------------------------------------------
  TIAA-CREF Mutual Funds       $357,215,755                0.49%
International Equity Fund                                                           None
---------------------------------------------------------------------------------------------------
  TIAA-CREF Mutual Funds       $541,723,644                0.45%
    Growth Equity Fund                                                              None
---------------------------------------------------------------------------------------------------
  TIAA-CREF Mutual Funds       $512,843,301                0.43%
   Growth & Income Fund                                                             None
---------------------------------------------------------------------------------------------------

                                                                           DRAFT

---------------------------------------------------------------------------------------------------
                                                         Rate of                 Waivers or
       Name of Fund            Net Assets(1)        Compensation(2)(3)         Reimbursements
       ------------            -------------        ------------------         --------------

---------------------------------------------------------------------------------------------------
  TIAA-CREF Mutual Funds       $131,929,828                0.27%
Social Choice Equity Fund                                                           None
---------------------------------------------------------------------------------------------------
  TIAA-CREF Mutual Funds       $350,281,375                0.26%
    Equity Index Fund                                                               None
---------------------------------------------------------------------------------------------------
  TIAA-CREF Mutual Funds       $601,850,550                0.29%
    Money Market Fund                                                               None
---------------------------------------------------------------------------------------------------
  TIAA-CREF Mutual Funds       $475,639,913                0.30%
      Bond Plus Fund                                                                None
---------------------------------------------------------------------------------------------------
TIAA Separate Account VA-1                                 0.30%
                               $895,287,922.                                Waived down to 0.07%
---------------------------------------------------------------------------------------------------

(1) As of May 27, 2005.
(2) As a percent of average daily net assets.
(3) The fees paid to the Advisor by the Funds in this chart are unitary fees and include expenses other than management fees.

                                                                           DRAFT

                                    EXHIBIT E

                Advisor's Caps on "Other Expenses" for Retirement
                         and Institutional Class Shares
                         ------------------------------

                                     Institutional Class    Retirement Class
----------------------------------------------------------------------------
Growth Equity Fund                         0.05%                 0.30%

Growth & Income Fund                       0.05%                 0.30%

International Equity Fund                  0.10%                 0.30%

Large-Cap Value Fund                       0.05%                 0.30%

Mid-Cap Growth Fund                        0.07%                 0.30%

Mid-Cap Value Fund                         0.07%                 0.30%

Small-Cap Equity Fund                      0.07%                 0.30%

Large-Cap Growth Index Fund                0.04%                 0.30%

Large-Cap Value Index Fund                 0.04%                 0.30%

Equity Index Fund                          0.04%                 0.30%

S&P 500 Index Fund                         0.04%                 0.30%

Mid-Cap Growth Index Fund                  0.04%                 0.30%

Mid-Cap Value Index Fund                   0.04%                 0.30%

Mid-Cap Blend Index Fund                   0.04%                 0.30%

Small-Cap Growth Index Fund                0.04%                 0.30%

Small-Cap Value Index Fund                 0.04%                 0.30%

Small-Cap Blend Index Fund                 0.04%                 0.30%

International Equity Index Fund            0.11%                 0.37%

Social Choice Equity Fund                  0.05%                 0.33%

Real Estate Securities Fund                0.05%                 0.31%

Bond Fund                                  0.05%                 0.20%

Inflation-Linked Bond Fund                 0.05%                 0.25%

Money Market Fund                          0.05%                 0.25%

           Advisor's Caps on "Total Expenses" for Retail Class Shares
           ----------------------------------------------------------

                                                 Retail Class
                Large-Cap Value Fund                0.80%

                Mid-Cap Growth Fund                 0.85%

                Mid-Cap Value Fund                  0.85%

                Small-Cap Equity Fund               0.85%

                Real Estate Securities Fund         0.90%

                Inflation-Linked Bond Fund          0.50%

                                                                           DRAFT

                                    EXHIBIT F

                           Service Agreement Payments
                           --------------------------
                   (for the 12 months ended December 31, 2004)

-------------------------------------------------------------------------------------------------

             FUND                        CURRENT FEES          PRO FORMA FEES         % INCREASE
-------------------------------------------------------------------------------------------------
GROWTH EQUITY FUND                           $39,993                                        0.0%
-------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND                        $358,700                                        0.0%
-------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                   $384,412                                        0.0%
-------------------------------------------------------------------------------------------------
LARGE-CAP VALUE FUND                        $614,984                                        0.0%
-------------------------------------------------------------------------------------------------
MID-CAP GROWTH FUND                         $410,722                                        0.0%
-------------------------------------------------------------------------------------------------
MID-CAP VALUE FUND                          $389,756                                        0.0%
-------------------------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND                       $498,825                                        0.0%
-------------------------------------------------------------------------------------------------
SOCIAL CHOICE EQUITY FUND                   $100,318                                        0.0%
-------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND                 $585,400                                        0.0%
-------------------------------------------------------------------------------------------------
BOND FUND                                   $378,893                                        0.0%
-------------------------------------------------------------------------------------------------
INFLATION-LINKED BOND FUND                  $235,644                                        0.0%
-------------------------------------------------------------------------------------------------
MONEY MARKET FUND                            $52,334                                        0.0%
-------------------------------------------------------------------------------------------------
LARGE-CAP GROWTH INDEX FUND                  $26,994                                        0.0%
-------------------------------------------------------------------------------------------------
LARGE-CAP VALUE INDEX FUND                   $26,929                                        0.0%
-------------------------------------------------------------------------------------------------
EQUITY INDEX FUND                           $148,508                                        0.0%
-------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND                          $182,646                                        0.0%
-------------------------------------------------------------------------------------------------
MID-CAP GROWTH INDEX FUND                     $6,100                                        0.0%
-------------------------------------------------------------------------------------------------
MID-CAP VALUE INDEX FUND                      $7,938                                        0.0%
-------------------------------------------------------------------------------------------------
MID-CAP BLEND INDEX FUND                     $11,828                                        0.0%
-------------------------------------------------------------------------------------------------
SMALL-CAP GROWTH INDEX FUND                  $15,221                                        0.0%
-------------------------------------------------------------------------------------------------
SMALL-CAP VALUE INDEX FUND                   $13,516                                        0.0%
-------------------------------------------------------------------------------------------------
SMALL-CAP BLEND INDEX FUND                   $26,832                                        0.0%
-------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND              $25,179                                        0.0%
-------------------------------------------------------------------------------------------------
LIFECYCLE FUND--2010 FUND                       $887                                         0.0%
-------------------------------------------------------------------------------------------------
LIFECYCLE FUND--2015 FUND                     $1,435                                         0.0%
-------------------------------------------------------------------------------------------------
LIFECYCLE FUND--2020 FUND                       $815                                         0.0%
-------------------------------------------------------------------------------------------------
LIFECYCLE FUND--2025 FUND                       $892                                         0.0%
-------------------------------------------------------------------------------------------------
LIFECYCLE FUND--2030 FUND                       $775                                         0.0%
-------------------------------------------------------------------------------------------------
LIFECYCLE FUND--2035 FUND                       $772                                         0.0%
-------------------------------------------------------------------------------------------------
LIFECYCLE FUND--2040 FUND                       $777                                         0.0%
-------------------------------------------------------------------------------------------------

                                                                           DRAFT

                                    EXHIBIT G

The Trustees considered the following specific factors during their determination to approve the new investment management agreement for each Fund listed below. Note that for purposes of this discussion, if a fund is in the "first" quintile, it is in the best of five groups (i.e., the group has the best performance, or the lowest expenses, as the case may be).

     Growth Equity Fund

     o The Fund's new management fees would be in the first quintile of the universe of comparable funds identified by Lipper for expense comparison purposes ("Expense Universe") (ranking 12 out of 146 funds) (for this purpose, rank reference is to the Institutional Class for all funds)
     o The Fund outperformed its benchmark for the one-year period ended 12/31/04, but underperformed the benchmark over the three-year, five-year and since inception periods.
     o For both the one- and three-year periods ended 12/31/04, the Fund was in the third quintile of the universe of comparable funds identified by Lipper for performance comparison purposes ("Performance Universe") (ranking 293 out of 539 funds for the three year period). For the five-year period ended 12/31/04, the Fund was in the fourth quintile of the Performance Universe (ranking 305 out of 420 funds).
     o The Advisor had a net loss on the Fund for the one-year period ended 12/31/04.
     o The Fund received an Overall Morningstar Rating of two stars for the period ended 12/31/04.

     Growth & Income Fund

     o The Fund's new management fees would be in the first quintile of its Expense Universe (ranking 25 of 176 funds).
     o The Fund underperformed its benchmark for the one-, three- and five-year and since inception periods ended 12/31/04.
     o For the one-year period ended 12/31/04, the Fund was in the second quintile of its Performance Universe (ranking 289 of 914 funds).
     o For the three- and five-year periods ended 12/31/04, the Fund was in the third quintile of its Performance Universe (ranking 335 of 772 funds and 310 out of 592 funds, respectively).
     o The Advisor had a net loss on the Fund for the one-year period ended 12/31/04.
     o The Fund received an Overall Morningstar Rating of two stars for the period ended 12/31/04.
     o Due to underperformance against its benchmark, the Advisor replaced the portfolio management team, and assigned new interim management until they hired a new portfolio manager in February 2005.

     Large-Cap Value Fund

     o The Fund's new management fees would be in the first quintile of its Expense Universe (ranking 14 out of 96 funds).

                                                                           DRAFT

     o The Fund outperformed its benchmark for the one-year and since inception periods ended 12/31/04.
     o For the one-year period ended 12/31/04, the Fund was in the first quintile of its Performance Universe (ranking 20 out of 470 funds). (The Fund has not been in operation for three years.)
     o The Advisor earned a modest profit on the Fund for the one-year period ended 12/31/04.

     Mid-Cap Growth Fund

     o The Fund's new management fees would be in the first quintile of its Expense Universe (ranking 1 out of 100 funds).
     o For the one-year period ended 12/31/04, the Fund was in the first quintile of its Performance Universe (ranking 140 out of 527 funds). (The Fund has not been in operation for three years.)
     o The Fund outperformed its benchmark for the one-year and since inception periods ended 12/31/04.
     o The Advisor had a modest net loss on the Fund for the one-year period ended 12/31/04.

     Mid-Cap Value Fund

     o The Fund's new management fees would be in the first quintile of its Expense Universe (ranking 1 out of 50 funds).
     o For the one-year period ended 12/31/04, the Fund was in the first quintile of its Performance Universe (ranking 4 out of 224 funds). (The Fund has not been in operation for three years.)
     o The Fund outperformed its benchmark for the one-year and since inception periods ended 12/31/04.
     o The Advisor earned a modest profit on the Fund for the one-year period ended 12/31/04.

     Small-Cap Equity Fund

     o The Fund's new management fees would be in the first quintile of its Expense Universe (ranking 5 out of 115 funds).
     o For the one-year period ended 12/31/04, the Fund was in the second quintile of its Performance Universe (ranking 198 out of 560 funds). (The Fund has not been in operation for three years.)
     o The Fund outperformed its benchmark for the one-year and since inception periods ended 12/31/04.
     o The Advisor earned a modest profit on the Fund for the one-year period ended 12/31/04.

     Social Choice Equity Fund

     o The Fund's new management fees would be in the first quintile of its Expense Universe (ranking 3 out of 93 funds).

     o The Fund outperformed its benchmark for the one-, three- and five-year periods ended 12/31/04, underperformed its benchmark since inception through 12/31/04.

                                                                           DRAFT

     o For the one-year period ended 12/31/04, the Fund was in the second quintile of its Performance Universe (ranking 229 out of 697 funds).
     o For the three- and five-year periods ended 12/31/04, the Fund was in the third quintile of its Performance Universe (ranking 203 out of 501 funds and 202 out of 338 funds, respectively).
     o The Fund received an Overall Morningstar Rating of three stars for the period ended 12/31/04.
     o The Advisor had a net loss on the Fund for the one-year period ended 12/31/04.

     Real Estate Securities Fund

     o The Fund's new management fees would be in the first quintile of its Expense Universe (ranking 8 out of 40 funds).
     o The Fund slightly underperformed its benchmark for the one-year period and outperformed its benchmark in the three-year period.
     o For the one-year period ended 12/31/04, the Fund was in the third quintile of its Performance Universe (ranking 88 out of 211 funds). (The Fund has not been in operation for three years.)
     o The Advisor had a net loss on the Fund for the one-year period ended 12/31/04.

     International Equity Fund

     o The Fund's new management fees would be in the first quintile of its Expense Universe (ranking 14 out of 155 funds).
     o The Fund underperformed its benchmark for the one- and five-year periods, and outperformed its benchmark for the three-year and since inception periods.
     o For the one-year period ended 12/31/04, the Fund was in the third quintile of its Performance Universe (ranking 151 out of 263 funds).
     o For the three-year period ended 12/31/04, the Fund was in the second quintile of its Performance Universe. (ranking 58 out of 226 funds)
     o For the five-year period ended 12/31/04, the Fund was in the fourth quintile of its Performance Universe. (ranking 101 out of 162 funds)
     o The Fund received an Overall Morningstar Rating of three stars for the period ended 12/31/04.
     o The Advisor had a net loss on the Fund for the one-year period ended 12/31/04.

     Inflation-Linked Bond Fund

     o The Fund's new management fees would be in the third quintile of its Expense Universe (ranking 6 out of 10 funds).
     o The Fund slightly underperformed its benchmark for the one-year and since inception periods.
     o For the one-year period ended 12/31/04, the Fund was in the second quintile of its Performance Universe (ranking 12 out of 54 funds). (The Fund has not been in operation for three years.)
     o The Advisor had a net loss on the Fund for the one-year period ended 12/31/04.

                                                                           DRAFT

     Bond Fund

     o The Fund's new management fees would be in the first quintile of its Expense Universe (ranking 24 out of 121 funds).
     o The Fund slightly underperformed its benchmark for the one-year period and outperformed its benchmark in the three-year, five-year and since inception periods.
     o For the one-year period ended 12/31/04, the Fund was in the second quintile of its Performance Universe (ranking 149 out of 458 funds).
     o For the three- and five-year periods ended 12/31/04, the Fund was in the first quintile of its Performance Universe (ranking 64 out of 379 funds and 46 out of 268 funds).
     o The Fund received an Overall Morningstar Rating of four stars for the period ended 12/31/04.
     o The Advisor had a net loss on the Fund for the one-year period ended 12/31/04.

     Money Market Fund

     o The Fund's new management fees would be in the first quintile of its Expense Universe (ranking 12 of 249 funds).
     o The Fund outperformed its benchmark for the one-year, three-year, five-year and since inception periods.
     o For the one, three- and five-year periods ended 12/31/04, the Fund was in the first quintile of its Performance Universe (ranking 14 out of 295 funds; 31 out of 254 funds; and 37 out of 197 funds, respectively).
     o The Advisor had a net loss on the Fund for the one-year period ended 12/31/04.

The Board considered that the management fees for the remaining Funds of Institutional Funds would not be changing under the Proposed Agreement, and therefore relied on their analysis for the contract renewal of the Current Agreement for those Funds.

                                                                           DRAFT

                                    EXHIBIT H

                                DISTRIBUTION PLAN

                      TIAA-CREF Institutional Mutual Funds
                                  Retail Class

                                 [_______], 2005

A. TIAA-CREF Institutional Mutual Funds (the "Institutional Fund"), an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), has adopted this distribution plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act.

B. The Plan pertains to the Retail Class shares of beneficial interest ("Shares") of the series of the Institutional Fund listed on Schedule A hereto, as such Schedule may be amended from time to time (each a "Fund" and collectively, the "Funds").

         1. Each Fund may reimburse Teachers Personal Investors Services, Inc. (the "principal underwriter") for all or part of certain expenses described in paragraph 2 herein that are incurred in connection with the promotion and distribution of Shares (such expenses, the "Fund Distribution Expenses"). Reimbursements by a Fund under the Plan may be paid monthly up to a rate or rates approved from time to time by the Board of Trustees of the Institutional Fund (the "Board"), provided that no rate approved by the Board for any Fund may exceed the annual rate of 0.25% of the average daily net asset value of Shares of such Fund (the "Maximum Distribution Fee"). Reimbursements paid during a month may include Fund Distribution Expenses not previously reimbursed that were accrued during any month in the immediately-preceding twelve-month period, subject to the annual rate approved by the Board. For purposes of determining the reimbursements payable under the Plan, the net asset value of the Shares of a Fund is computed in accordance with the Declaration of Trust of the Institutional Fund.

         2. A Fund may reimburse the principal underwriter for Fund Distribution Expenses up to the amount of the Maximum Distribution Fee, for expenses it incurs to finance any activity that is primarily intended to promote the sale of Shares and/or provide ongoing servicing and maintenance of the accounts of shareholders of the Funds, including, but not limited to, compensation of dealers and others for the expenses of their various activities primarily intended to promote the sale of Shares and for providing personal and account maintenance services to Fund shareholders, and salaries and other expenses (including overhead) of the principal underwriter relating to the distribution and account servicing efforts. Without limiting the generality of the foregoing, categories of Fund Distribution Expenses include:

         (a) expenses incurred for the preparation and distribution of sales literature and advertising used in connection with the offering of Fund Shares;

         (b) the cost of printing and distributing the Funds' prospectus and statement of additional information (or supplements thereto) used in connection with the offering of Fund Shares;

         (c) the cost of printing and distributing additional copies, for use as sales literature for the Fund Shares, of annual reports and other communications prepared for the Funds;

         (d) the cost of holding seminars and sales meetings designed to promote the sale of Fund Shares; and

         (e) the cost of any other activity that the Board determines is primarily intended to promote the sale of Fund Shares.

         3. Agreements between the principal underwriter and selected broker-dealers or other persons may provide for payment of fees to such broker-dealers or other persons in connection with the sale of Fund Shares and the provision of services to holders of Fund Shares. This Plan shall not be construed as requiring the Institutional Fund to make any payment to any party or to have any obligations to any party in connection with services relating to the Fund Shares. The principal underwriter undertakes that any agreement entered into between the principal underwriter and any other party relating to sales of Fund Shares shall provide that such other party shall look solely to the principal underwriter for compensation for its services thereunder, and that in no event shall such party seek any payment from a Fund or the Institutional Fund.

         4. Nothing contained in this Plan shall be deemed to require the Institutional Fund to take any action contrary to its Declaration of Trust or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of the responsibility for and control of the conduct of the affairs of the Institutional Fund.

         5. This Plan is effective with respect to a Fund upon approval by a vote of a majority of the Board and a vote of a majority of the trustees who are not "interested persons" (as this term is defined in the 1940 Act) of the Institutional Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "qualified disinterested trustees"), such votes having been cast in person at a meeting called for the purpose of voting on the Plan.

         6. This Plan will remain in effect with respect to a Fund beyond the first anniversary of its effective date only if its continuance is specifically approved at least annually by a vote of both a majority of the Board and a majority of the qualified disinterested trustees. In connection with the annual review and approval of this Plan, the principal underwriter shall furnish the Board with such information as the Board may request as may reasonably be necessary in order to enable the Board to make an informed determination of whether the Plan should be continued. This Plan shall expire on the last day of the Fund's fiscal year in any year in which such approval is not obtained.

         7. The Trust and the principal underwriter shall provide the Board, and the Board shall review, at least quarterly, a written report of the amounts expended under this Plan and the purposes for which such expenditures were made. In the event that any such expenses are not entirely attributable to the Shares of any particular Fund, the principal underwriter may allocate such expenses to the Shares of each Fund deemed to be reasonably likely to benefit therefrom based upon the ratio of the average daily net assets of each Fund during the previous period to the aggregate average daily net assets for such period of all Funds and all other affiliated investment companies and series thereof deemed to be reasonably likely to benefit therefrom. Any such allocation is subject to such adjustments as the principal underwriter, with approval from the Board, shall deem appropriate to render the allocation fair and equitable under the circumstances.

         8.   This Plan may be amended at any time by the Board, provided that
(i) it may not be amended to increase materially the amount that may be spent for distribution and servicing of a Fund's Shares without the approval of holders of a "majority of the outstanding voting securities" (as this phrase is defined in the 1940 Act) of the Fund and without the approval of a majority of both the Board and the qualified disinterested trustees, and (ii) any material amendment shall be approved by a majority of both the Board and the qualified disinterested trustees. This Plan may be terminated for any Fund at any time by a vote of a majority of the qualified disinterested trustees or by a vote of the holders of a majority of the outstanding voting securities of the Fund.

         9. In the event of termination or expiration of the Plan, the Funds may nevertheless, within twelve months of such termination or expiration, reimburse the principal underwriter for any Fund Distribution Expense accrued prior to such termination or expiration (subject to the Maximum Distribution Fee set forth in paragraph 1 above for the post-termination period), provided that any post-termination payments are specifically approved by the Board, including a majority of the qualified disinterested trustees.

         10. While this Plan is in effect, the selection and nomination of trustees who are not "interested persons" of the Institutional Fund shall be committed to the discretion of the sitting disinterested trustees.

         11. Any agreement related to this Plan shall be in writing and shall provide in substance that: (a) such agreement, with respect to any Fund, may be terminated at any time, without the payment of any penalty, by vote of a majority of the qualified disinterested trustees or by vote of a "majority of the outstanding voting securities" of that Fund, on not more than sixty (60) days' written notice to any other party to the agreement; and (b) such agreement shall terminate automatically in the event of its assignment.

         12. The Institutional Fund shall preserve copies of this Plan, each agreement related hereto, and each report referred to in paragraph 7 hereof, for a period of not less than six (6) years from the date of such Plan, agreement or report. For the first two (2) years of such period, each such record or document shall be kept in an easily accessible place.

         13. This Plan shall be construed in accordance with the laws of the State of Delaware and the applicable provisions of the 1940 Act.

         14. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

         15. Neither this Plan nor any other transaction pursuant to this Plan shall be invalidated or in any way affected by the fact that certain of the trustees, officers, shareholders, or other representatives of the Institutional Fund are or may be interested persons of the principal underwriter, or any successor or assignee thereof, or that certain of the directors, officers, or other representatives of the principal underwriter are or may be interested persons of the Institutional Fund, except as otherwise may be provided in the 1940 Act.

         16. The Trustees and the shareholders of each Fund are not liable for any obligations of the Institutional Fund or a Fund under this Plan.

                                   Schedule A
                                   ----------

------------------------------------------------------------------------------------------------------

                                                 Maximum Distribution Fee (expressed as an annual
                                                 rate of the average daily net assets of each Fund)
                                                 --------------------------------------------------
Name of Fund
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
International Equity Fund                                                 0.25%

------------------------------------------------------------------------------------------------------
Growth Equity Fund                                                        0.25%

------------------------------------------------------------------------------------------------------
Growth & Income Fund                                                      0.25%

------------------------------------------------------------------------------------------------------
Equity Index Fund                                                         0.25%

------------------------------------------------------------------------------------------------------
Large-Cap Value Fund                                                      0.25%

------------------------------------------------------------------------------------------------------
Mid-Cap Value Fund                                                        0.25%

------------------------------------------------------------------------------------------------------
Mid-Cap Growth Fund                                                       0.25%

------------------------------------------------------------------------------------------------------
Small-Cap Equity Fund                                                     0.25%

------------------------------------------------------------------------------------------------------
Real Estate Securities Fund                                               0.25%

------------------------------------------------------------------------------------------------------
Social Choice Equity Fund                                                 0.25%

------------------------------------------------------------------------------------------------------
Managed Allocation Fund                                                   0.25%

------------------------------------------------------------------------------------------------------
Bond Plus Fund                                                            0.25%

------------------------------------------------------------------------------------------------------
Bond Fund                                                                 0.25%

------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                                                      0.25%

------------------------------------------------------------------------------------------------------
High-Yield Bond Fund                                                      0.25%

------------------------------------------------------------------------------------------------------
Inflation-Linked Bond Fund                                                0.25%

------------------------------------------------------------------------------------------------------
Tax-Exempt Bond Fund                                                      0.25%

------------------------------------------------------------------------------------------------------
Money Market Fund                                                         0.25%
------------------------------------------------------------------------------------------------------

                                                                           DRAFT

                                    EXHIBIT I

                        Principal Holders of Fund Shares

                                [To be inserted]

                                                                           DRAFT

                      [PROXY CARD EXEMPLAR TO BE INSERTED]